                                                                    EXHIBIT 10.9

                     RESIDENTIAL PROPERTY OPTION AGREEMENT

     THIS RESIDENTIAL PROPERTY OPTION AGREEMENT ("Agreement") is made and entered into this 12th day of June, 1997, by and between INCO HOMES
CORPORATION, a Delaware corporation ("Inco"), as optionee, and MET PARTNERS, LLC, a Nevada limited liability company, as to an undivided 27.08% interest; PALOMINO PARTNERS LIMITED PARTNERSHIP, a Nevada limited partnership, as to an undivided 48.96% interest; C.E. NEWBY AND CAROLE J. NEWBY, TRUSTEES OF THE NEWBY 1984 TRUST, DATED 3/19/84 as to an undivided 10.42% interest; KIM W. GREGORY AND DEBBIE R. GREGORY, TRUSTEES OF THE GREGORY 1988 TRUST, as to an undivided 8.33% interest; WILLIAM P.J. MAHON, TRUSTEE OF THE WILLIAM P.J. MAHON AND KATHLEEN M. MAHON FAMILY TRUST, as to an undivided 4.17% interest; and JOSEPH D. MILANOWSKI, as to an undivided 1.04% interest; all as tenants in common, as optionor (collectively, the "Optionor").


                                   RECITALS:
                                   ---------

     A. Optionor is the owner of certain real property consisting of approximately 213 acres located in the City of Victorville, State of California, more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference (the "Property"). The Property consists of the residential portion of that certain real property purchased by Optionor from Inco pursuant to an Agreement for Purchase of Real Property dated June 12th
1997 ("Purchase Agreement"). The Property does not include the 71 acres of commercial property described as Lots 20, 21, 22 and 23 in Tract No. 13990 recorded on November 29, 1989. The Property consists of or will consist of subdivided lots for residential housing as set forth in the Mesa Verde Specific Plan dated 3/1/88.

     B. Inco desires to obtain an option to purchase the Property in various increments for the purpose of developing the Property into finished residential home lots and constructing homes thereon (each a "Lot" and collectively, the "Lots"); and Optionor is willing to grant the option to Inco, for the consideration and in accordance with the terms and conditions set forth herein.


                                  AGREEMENT:


     1.     DEFINITIONS.
            -----------

            1.1 "Accrued Escalation Account" means the account that accrues the amount due to Inco on the sale of a Third Party Parcel, pursuant to Section 9.

            1.2 "Base Land Price" means the per acre price of the Property as calculated by Section 3.1 of this Agreement.

            1.3 "Base Release Price" means the release price for a Lot being released under a Parcel Deed of Trust which shall be calculated by taking the applicable Parcel Note amount and dividing by the number of Lots encumbered by the Parcel Deed of Trust.

            1.4 "Closing Deadline" means Inco's deadline each year for acquiring the minimum number of Lots for that year as set forth in the Lot Schedule.

            1.5 "Construction Deed of Trust" means a deed of trust, approved by Optionor, for construction financing for developing an Option Parcel and recorded simultaneously with a Parcel Deed of Trust.

            1.6 "Effective Date" means the date Optionor closes escrow on its purchase of the Property from Inco pursuant to the Purchase Agreement.

            1.7 "Home" means a residential home constructed by Inco on a Lot acquired by Inco from Optionor.

            1.8 "Initial Property Price" means the total Base Land Price of the Property at the Effective Date.

            1.9     "Lot" or "Lots" as defined in Recital B above.

            1.10 "Lot Schedule" means that schedule attached hereto as Exhibit "B" that sets forth the minimum number of Lots Inco is required to purchase each year and the applicable closing deadlines for acquiring the minimum number of Lots.

            1.11 "Option Fee" means the amounts required to be paid by Inco (set forth in Section 3.2) as consideration for Optionor granting the Option.

            1.12 "Option Parcel" means each increment of Property acquired by Inco pursuant to this Agreement.

            1.13 "Option Parcel Notice" means the formal notice requirements as set forth in Section 2.2 which notifies Optionor of Inco's intent to acquire an Option Parcel.

            1.14 "Parcel Note" means a promissory note executed by Inco evidencing the purchase price due to Optionor for each Option Parcel. Each Parcel Note will be substantially the same as the form attached hereto as Exhibit "C".

            1.15 "Parcel Note Rate" means the rate of interest on each Parcel Note calculated at 15% per annum, compounded monthly, from the date of the Parcel Note until paid in full.

            1.16 "Parcel Deed of Trust" means a deed of trust securing a Parcel Note and encumbering an Option Parcel. Each Parcel Deed of Trust will be substantially the same as the form attached hereto as Exhibit "D".

            1.17 "Property" means all that residential property described on Exhibit "A".

            1.18 "Third Party Parcel" means any portion of the Property sold by Optionor to a third party buyer.

     2.     OPTION TO PURCHASE PROPERTY.
            ---------------------------

            2.1     Option. Optionor hereby grants to Inco an exclusiveo ption
                    ------
(the "Option") to purchase the Property. Inco may exercise the Option and acquire the Property in increments, so long as it acquires at least the minimum number of Lots set forth in the Lot Schedule attached hereto as Exhibit "B", prior to the Closing Deadlines set forth on the Lot Schedule. Each Option Parcel may include the number of Lots and necessary adjacent Property requested by Inco, so long as Optionor determines, in its reasonable discretion, that the remaining, unacquired Property is configured in such a way as will allow adequate access thereto for ingress, egress and utilities, and will be developable in an economical manner. Inco may elect to acquire more than the minimum number of Lots required prior to any Closing Deadline; provided, however, that such additional Lots are contiguous with other Lots previously acquired by Inco and their location and configuration is reasonably acceptable to Optionor. Additional Lots acquired in excess of the required minimums shall reduce the minimum number of Lots to be acquired prior to the next Closing Deadline. All Lots sold to third party buyers pursuant to Section 9 of this Agreement will reduce the minimum number of Lots required to be purchased by Inco as set forth in the Lot Schedule. If Inco fails to close escrow on the minimum number of Lots as set forth in the Lot Schedule prior to the applicable Closing Deadline, this Agreement and the Option granted herein shall be terminated.

            2.2    Exercise of Option.  The Option must be exercised by Inco
                   ------------------
giving written notice to Optionor, with a copy to Escrow Agent (as defined in Section 5), of Inco's intent to acquire an Option Parcel by an Option Parcel Notice. Each Option Parcel Notice must include the following information:

                    (a) the total acreage of the portion of the Property to be acquired, including the number of Lots, and the location and configuration of the Lots;

                    (b) a full set of construction loan documents for the construction financing for the Option Parcel, as required by Section 8.1 of this Agreement; and

                    (c)     a proposed closing date for the Option Parcel.

Each Option Parcel Notice must be given in accordance with the notice provisions of Section 16 hereof. Notwithstanding anything to the contrary contained in this Agreement, an Option Parcel

Notice shall not be effective if Inco is in Default (as defined in Section 15) at the time the Option Parcel Notice is given. Option Parcel Notices can be given at any time so long as, among other things, Inco acquires the minimum number of Lots set forth in the Lot Schedule on or before the applicable Closing Deadlines. As set forth in Section 8.2 below, Inco may only acquire an Option Parcel if it shall simultaneously close escrow on its construction financing for the construction of Homes on such Option Parcel.

            2.3     Option Term. The term of this Option shall automatically
                    -----------
expire six (6) years from the Effective Date, unless terminated sooner pursuant to the provisions in this Agreement.

     3.     PURCHASE PRICE, CLOSING PAYMENT AND OPTION FEE.
            ----------------------------------------------

            3.1     Option Purchase Price. The Base Land Price for the Property
                    ---------------------
at the Effective Date (other than the Lots listed in 3.1.1 below) is $11045 per acre ("Initial Property Price"). The Base Land Price of the Property will increase at a rate of 15% per annum, compounded monthly, from the Effective Date through the date the Property or portions thereof are acquired. The Base Land Price is subject to any reduction as set forth in Section 9 hereof. The total purchase price for each Option Parcel located in a mapped subdivision will be calculated as follows:

                    (a) the Base Land Price at the time of closing the Option Parcel multiplied by the number of acres in the mapped subdivision;

                    (b) the product in (a) divided by the number of Lots in the mapped subdivision; and

                    (c) the quotient in (b) multiplied by the number of Lots being acquired in the Option Parcel.

The Base Land Price will continue to increase, as described above, until all the Property is purchased. If the Base Land Price decreases to $0 due to Third Party Parcel sales pursuant to Section 9, each Option Parcel acquired by Inco will be subject to a Parcel Note and Parcel Deed of Trust securing amounts due to Optionor under Section 3.4(e).

     [Example: If a subdivision consists of 25 acres encompassing 100 Lots, and the Option Parcel encompasses 20 Lots of that subdivision, then the total purchase price for the Option Parcel is $75,000 ($15,000 * 25 / 100 * 20 = $75,000)].

            3.1.1 The purchase price for the Lots listed on Exhibit "B" shall be $2600 per Lot. Inco agrees that in Year 1, as part of the 60 minimum number of Lots it will acquire, Inco will acquire all the finished Lots listed on Exhibit "B".

            3.2     Option Fee. As consideration for granting the Option, during
                    ----------
term of this Agreement, Inco shall pay directly, upon presentation of bills and invoices therefor, all property taxes, insurance, maintenance and other costs and expenses associated with the Property (the "Option Fee"). If Inco fails to pay any portion of the Option Fee, Optionor will provide Inco with notice of its failure to pay. If Inco fails to cure the deficiency in the Option Fee within ten (10) days after receipt of such notice, Optionor will have the right to terminate this Agreement and the Option granted herein by giving written notice to Inco and Escrow Agent.

            3.3     Acquisition of Lots. Upon the close of escrow for each
                    -------------------
Option Parcel, Inco shall execute a Parcel Note secured by a Parcel Deed of Trust which shall encumber the Option Parcel to be purchased. Each Parcel Note and Parcel Deed of Trust will be substantially the same as the forms attached hereto as Exhibit C and D. Each Parcel Note will bear interest at the Parcel Note Rate. Each Parcel Note will be payable as Homes close as provided in
Section 3.4 below and will be due in full within one year after the date of such Parcel Note.

            3.4     Allocation and Payment of Proceeds from Home Sales. On the
                    --------------------------------------------------
close of escrow by Inco for a Home to a buyer, the sale proceeds will be allocated and paid from the Home sale escrow account as follows:

                    (a) to escrow and other parties entitled thereto: (i) customary closing costs and title fees payable by Inco; and (ii) real estate sales commissions payable by Inco, provided that sales commissions payable to any real estate company affiliated with Inco shall not exceed 1.5% of the gross sales price for the Home;

                    (b) to Inco's construction lender: the amount required under the Construction Deed of Trust to release the Lot;

                    (c) to Optionor: the Base Release Price for the Lot, plus interest accrued on that amount, at the Parcel Note Rate [example: If the Parcel Note for a takedown of ten (10) Lots is a total of $37,500, then the release price will be $3,750 per Lot ($37,500 / 10 = $3,750), plus a proportionate share of any accrued interest on the Parcel Note];

                    (d) to Inco: an amount equal to the sum of (i) the increase in the Base Land Price of the subject Lot from the Effective Date to the date of the Parcel Note, and (ii) the interest paid to Optionor under 3.4(c) above [example: If the Base Land Price as of the Effective Date is $2650 per Lot, the Parcel Note is $3,750 per Lot, and the release price for the Lot is $4000, then the amount disbursed to Inco under this provision is (i) $1,100, the difference between the Base Land Price as of the Effective Date ($2650) and the Base Release Price ($3750), plus (ii) $250, the difference between the total release price for the Lot ($4000) and the Base Release Price ($3750), for a total of $1350];

                    (e) the remainder shall be divided equally between Optionor and Inco.

Any amounts due under 3.4(d) will be noncumulative, except that amounts due under 3.4(d) for each Option Parcel will accrue during the development and sale
             ----------------------
of Homes on that Option Parcel, and amounts due under 3.4(d) will be paid, if funds are available, on subsequent closing of Homes in the Option Parcel.

     [example for Section 3.4: If a home has a sale price of $103,000, then the amounts due under this section 3.4 shall be disbursed as follows: 3.4(a) closing costs and commissions ($5,000); 3.4(b) to the construction lender, the release price under the construction loan agreement ($80,000); 3.4(c) to the Optionor, the Base Release Price ($3,750), plus accrued interest ($250) for a total of $4,000; 3.4(d) to Inco an amount equal to the total release price ($4,000), less the Base Land Price (as adjusted)($2,650), for a total of $1,350; and 3.4(e) the remainder of $12,650 [$103,000-$5,000-$80,000-$4,000-$1,350 = $12,650] shall be divided $6,325 to Optionor, and $6,325 to Inco].

            3.5     Home Sales Prices and Sales Escrow.  Optionor shall have the
                    ----------------------------------
right to approve the Home sales price for each Home to be sold. Inco shall furnish to Optionor copies of all of its instructions to escrow regarding the sale of any Home. Inco shall also provide to Optionor copies of the escrow settlement statements regarding each such sale which statements shall be certified by the escrow agent to be true and correct. Inco's instructions to each such escrow shall provide that Optionor's funds shall be segregated and deposited in interest bearing accounts until disbursed as provided herein. Inco shall not sell Homes in bulk and shall not sell Lots without homes without Optionor's prior written consent.

            3.6     Cash Paid for Option Parcel. If Inco pays cash to Optionor
                    ---------------------------
at the close of escrow for an Option Parcel, Optionor will transfer the Option Parcel subject to a Parcel Note and Parcel Deed of Trust securing amounts due to Optionor under Section 3.4(f). All other provisions of this Agreement will apply to the Option Parcel.

     4.     CONDITION OF PROPERTY; RIGHT OF ENTRY TO PROPERTY.
            -------------------------------------------------

            4.1     "AS IS" Condition. Inco's purchase of the Property shall
                    -----------------
be in AS-IS condition. Inco acknowledges that, except as specifically set forth in this Agreement, no representations or warranties have been made or are made and no responsibility has been or is assumed by Optionor or by any partner, officer, person, firm, agent or representative acting or purporting to act on behalf of Optionor as to the condition or repair of the Property or the value or income potential thereof or as to any other fact or condition which has or might affect the Property or the condition, repair, value, expense of operation or Inco's ability to develop the Property or any portion thereof. Inco agrees that all understandings and agreements heretofore made between Inco and Optionor or their respective agents or representatives are merged in this Agreement and any annexed hereto, which alone fully and completely express their agreement, and that this Agreement has been entered into after full investigation, without Inco relying upon any statement or representation by Optionor unless such statement or representation is specifically embodied in this Agreement and any Exhibits annexed hereto. Further, to the extent that

Optionor has provided to Inco any information, including but not limited to information from any inspection, engineering or environmental reports concerning the condition of the Property, Optionor makes no representations or warranties with respect to the accuracy or completeness of same or otherwise concerning the content of such information or reports. Inco specifically acknowledges that as the prior owner of the Property, it is familiar with the condition of the Property. Inco further acknowledges that portions of the Property are graded, portions are finished and portions are raw land, and that Optionor shall have no duty or obligation to perform any work on the Property.

            4.2     Right of Entry to Property. During the term of this
                    --------------------------
Agreement, Inco and its employees, agents, architects, engineers and independent contractors shall have the right, at its own expense, to enter on the Property, for the purpose of conducting inspections and necessary maintenance of the Property. Inco and its employees, agents, architects, engineers and contractors shall maintain public liability insurance against claims arising as a result of Inco's entry upon the Property or its activities thereon. Prior to any such entry, Inco shall provide to Seller a certificate of insurance evidencing the existence of said insurance policies and naming Optionor as an additional insured. Inco agrees to indemnify and hold Optionor harmless from and against any and all costs, expenses, losses, attorneys' fees, liabilities (including, but not limited to, claims or mechanic's liens) incurred or sustained by Optionor or imposed on the Property, as a result of Inco's entry or acts. Inco shall further indemnify and hold Optionor harmless from and against any and all costs, expenses, losses and attorneys' fees incurred or sustained by Optionor as a result of personal injury or death, property damage, or claims of any nature, arising from, in connection with, or as a result of, Inco's entry onto or activities on the Property. Inco will maintain sufficient liability insurance for the Property during the term of this Agreement and name Optionor as an additional insured.

     5.     ESCROW. The escrow agent for this transaction shall be First
            ------
American Title, Attn: Debbie Newton, 3625 14th Street, Riverside, California 92501 ("Escrow Agent"). Within two (2) business days after Optionor receives an Option Parcel Notice from Inco, the parties shall open an escrow with Escrow Agent by depositing a fully executed copy of this Agreement and the Option Parcel Notice (said date being the "Opening of Escrow"). Inco and Optionor each hereby agree to execute such additional escrow instructions, not inconsistent with this Agreement, as Escrow Agent may reasonably require; provided, however, that this Agreement shall constitute instructions to Escrow Agent and this Agreement shall be enforceable regardless of whether the parties hereto execute any additional escrow instructions. Such additional escrow instructions shall be executed and returned by each party to Escrow Agent no later than ten (10) business days after receipt thereof. In the event of any inconsistency between any additional escrow instructions and this Agreement, the terms of this Agreement shall supersede and govern.

     6.     PRELIMINARY TITLE REPORT.  Optionor shall cause Escrow Agent to
            ------------------------
deliver to Inco, within ten (10) days after receiving an Option Parcel Notice, a current preliminary title report ("Title Report") for the Option Parcel referred to in the Option Parcel Notice. The Title Report shall show the status of title to the Option Parcel as of the date of the report. The Title Report will be deemed approved if the status of title is unchanged on and from the Effective Date. Inco shall not object to any exceptions that appeared on the Title Report on or before the Effective Date. At the close of escrow for each Option Parcel, Optionor shall convey the Option Parcel to Inco by California Statutory Warranty Deed, subject only to a Parcel Deed of Trust.

     7.     PAYMENT OF CLOSING COSTS AND PRORATIONS.  Inco shall pay all closing
            ---------------------------------------
costs associated with each Option Parcel closing including, but not limited to, the premium for Inco's title policy, all real property transfer taxes, recording costs, Escrow Agent's escrow fee and Optionor's attorneys' fees, which attorneys' fees will not exceed $1000 per Option Parcel. In addition, Inco will pay Optionor's attorneys' fees, including Optionor's California attorneys' fees, for negotiating and entering into this Agreement. Real property taxes shall be prorated to the closing date for each Option Parcel, however, Inco acknowledges that it will be responsible for paying the real property taxes on the Option Parcel before the closing date for that Option Parcel as part of the Option Fee, and after the closing date for the Option Parcel as owner of the Option Parcel. Inco acknowledges that Optionor will not be responsible for any closing costs.

     8.     DEVELOPMENT OF PROPERTY.
            -----------------------

            8.1     Construction Financing. Inco shall obtain a construction
                    ----------------------
loan for each Option Parcel on terms and conditions acceptable to Optionor. The construction lender must be an institutional lender that provides bank type financing terms. Inco will provide construction loan documents and cost breakdowns for the construction loan with each Option Parcel Notice as described in Section 2.2. Approval by Optionor of any construction lender and its financing documents, including its Construction Deed of Trust, will not be unreasonably withheld.

            8.2     Parcel Deed of Trust.  Upon approval of the construction
                    --------------------
financing by Optionor and after all conditions are satisfied for acquiring an Option Parcel under this Agreement, Optionor agrees to record its Parcel Deed of Trust in second position at the close of escrow for the Option Parcel simultaneously behind a Construction Deed of Trust (approved by Optionor) for the Option Parcel. Notwithstanding anything in this Agreement to the contrary, the total number of Lots encumbered by Parcel Deed of Trusts can not exceed more than 75 Lots at any one time, and to a maximum of 35 lots in any one subdivision. (example: if Inco has outstanding Parcel Deeds of Trusts encumbering 30 Lots in one subdivision and 30 Lots in another subdivision, Inco will only be able to acquire a maximum of 15 Lots in a third subdivision).

            8.3     Third Party Subcontractors and Review of Bids.Inco agrees
                    ---------------------------------------------
that all work performed on the Property will be provided by third party contractors and not by Inco. Optionor will have the right to review and approve all bids for work on the Property.

            8.4     Overhead and Marketing Costs.  Inco may include in its
                    ----------------------------
construction financing as a G&A line item an amount not to exceed 2% of the construction costs for the development and construction of Homes on an Option Parcel. Inco will be allotted a sum of $60,000 per year for supervision, plus all direct on site project costs. Marketing fees and expenses will not exceed more than 3% of gross sales proceeds for any subdivision and must be directly related to the subdivision or Eagle Ranch.

            8.5     Books and Records. Inco shall: (a) maintain full and
                    -----------------
complete books of accounts and other records reflecting the results of its operations in connection with the Property in accordance with generally accepted accounting principles applied on a consistent basis; and (b) permit Optionor and its agents, at any time and from time to time, to inspect and copy all such books and records.

            8.6     Inco's Development Indemnity. Inco expressly acknowledges
                    ----------------------------
that, Inco shall independently prepare the Property for development and the construction of on-site infrastructure improvements and structures, including, without limitation, any and all necessary soils preparation. Optionor shall not be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any person or property arising from the construction on, or occupancy or use of, any of the Property, whether caused by, or arising from: (i) any defect in any building, structure, soil condition, grading, fill, landscaping, or other improvements thereon or in any on-site or off-site improvement or other facility therein or thereon; (ii) any act or omission of Inco or any of Inco's agents, employees, independent contractors, licensees or invitees; (iii) any accident in or on any of the Property or any fire, flood or other casualty or hazard thereon; (iv) the failure of Inco, any of Inco's licensees, employees, invitees, agents, independent contractors or other representative to maintain any of the Property in a safe condition; and (v) any nuisance made or suffered on any part of the Property.

     Inco shall indemnify, protect, defend (with counsel approved by Optionor), and hold harmless Optionor, its directors, officers, members, managers, agents and employees from any and all losses, damages, liabilities, actions, suits, proceedings, claims, demands, assessments, judgements, costs and expenses including reasonable attorneys' fees, arising from Inco's development of the Property and construction of improvements and structures thereon. As used herein, Inco's development and construction shall be deemed to include all such work whether performed by Inco or any agent, contractor, subcontractor, employee or other person or entity acting on behalf of Inco, as well as Inco's successors in interest in the Property, or any agent, contractor, subcontractor, employee or other person or entity acting on behalf of any successor in interest to Inco.

     9.     SALE OF PROPERTY BY OPTIONOR TO THIRD PARTIES.
            ---------------------------------------------

            9.1     Third Party Parcel Sales.  During the term of this
                    ------------------------
Agreement, if approved in advance by Inco, Optionor may sell to a third party buyer a Third Party Parcel.

            9.2     Allocation and Payment of Proceeds from Third Party Parcel
                    ----------------------------------------------------------
Sales. On the close of escrow by Optionor of a Third Party Parcel, the sale
-----
proceeds will be allocated and paid (or accrue if amounts are not available) from the Third Party Parcel sale escrow account as follows:

                    (a) to escrow and other parties entitled thereto: (i) customary closing costs and title fees payable by Optionor; and (ii) real estate sales commissions payable by Optionor;

                    (b) to Optionor: (i) the remaining balance of Optionor's Initial Property Price; and (ii) the increase in the Base Land Price on all the Property, other than acquired Option Parcels, from the Effective Date to the date of closing of the Third Party Parcel;

                    (c) to Inco: an amount equal to 9.2(b)(ii) above payable as follows: (i) if funds are available, at close of escrow of the Third Party Parcel; or (ii) if funds are not available, a credit for the amount will be applied to the Accrued Escalation Account; and

                    (d) the remainder, if any, shall be divided equally between Optionor and Inco.

            9.3     Accrued Escalation Account. Any amount credited to the
                    --------------------------
Accrued Escalation Account pursuant to Section 9.2(c)(ii) is for accounting purposes only. Amounts in the Accrued Escalation Account will be earned by Inco only when paid pursuant to Section 9.4 below. If the Option is terminated for any reason, no amounts will be due Inco from the Accrued Escalation Account from and after the time the Option is terminated.

            9.4     Payment of Accrued Escalation Account. Once the Base Land
                    -------------------------------------
Price decreases to $0, Inco will be paid the amount due in the Accrued Escalation Account as follows:

                    (a) On Option Parcel purchases by Inco after amounts become due in the Accrued Escalation Account, from the proceeds of Home sales in those Option Parcels pursuant to Section 3.4, after amounts have been paid under 3.4(a) through 3.4(d); or

                    (b) On future Third Party Parcel sales, from the proceeds of the Third Party Parcel sale pursuant to Section 9.2, after amounts have been paid under 9.2(a) through 9.2(c).

[examples for Section 9.2: If the remaining balance of the Optionor's Initial Property Price is $2,250,000, and the price escalation for all of the Optionor's remaining property is $550,000 allocations under Section 9.2 shall be as follows:

     A. Example 1: If a portion of the Optionor's property is sold to a third party for $1,750,000, then the entire amount (after closing costs) shall be used to reduce the remaining balance of the Initial Property Price.

     B. Example 2: If a portion of the Optionor's property is sold to a third party for $3,500,000, then the net proceeds (after closing costs) shall be paid as follows: (1) under 9.2(b)(i) to Optionor to pay the balance of the Initial Property Price ($2,250,000), (2) under 9,2(b)(ii) to Optionor to pay the escalation amount for all of the Optionor's property ($550,000), (3) under 9.2(c) to Inco, an amount equal to the amount paid for the escalation amount for all the Optionor's property ($550,000), (4) under 9.2(d) the remainder of $150,000 [$3,500,000-$2,250,000-$550,000-$550,000=$150,000] shall be divided
            $75,000 to Optionor, and $75,000 to Inco.

     C. Example 3: If a portion of the Optionor's property is sold to a third party for $2,500,000, then the net proceeds (after closing costs) shall be used paid (1) under 9.2(b)(i) to Optionor to pay the balance of the Initial Property Price ($2,250,000), (2) under 9.2(b)(ii) to Optionor to reduce the escalation amount for all of the Optionor's property ($250,000), (3) to Inco when earned pursuant to Section 9.3 and 9.4, an amount accounted for in the Accrued Escalation Account equal to the amount paid to reduce the escalation amount for all the Optionor's property ($250,000) to paid pursuant to Section 9.4].

     10.    SUCCESSORS AND ASSIGNS.  Optionor and Inco agree that the terms and
            ----------------------
conditions of the Agreement shall be binding upon their respective heirs, devisees, successors, and/or assignees. Optionor may assign this Agreement so long as the assignee agrees, in writing for the benefit of Inco, to be bound by the terms of this Agreement. Inco may not assign this Agreement.

     11.    FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT.  At or before the Close
            -------------------------------------------
of Escrow, Optionor shall execute and deposit in escrow an appropriate FIRPTA certificate, evidencing that Optionor is not subject to the FIRPTA withholding requirements.

     12.    COUNTERPARTS; FAX DOCUMENTS.  This Agreement, and any escrow
            ---------------------------
instructions, may be executed in one or more counterparts, each of which shall be deemed an original, and such counterparts shall constitute one and the same Agreement. Facsimile copies hereof, and facsimile signatures thereon, shall have the same force, effect and legal status as originals thereof.

     13.    CALIFORNIA LAW.  This Agreement, and the interpretation, validity,
            --------------
performance and effect hereof, shall be governed by the laws of California. Prior to the Effective Date, Inco shall provide Optionor an attorney opinion letter verifying that this Agreement constitutes a valid, binding and enforceable agreement between the parties under California law.

     14.    ADDITIONAL DOCUMENTS.  Before, at and after the close of escrow, the
            --------------------
parties hereby agree to execute, acknowledge and deliver such additional documents and instruments as may be reasonably necessary to carry out the full intent and purpose of this Agreement.

     15.    EVENTS OF DEFAULT, REMEDIES UPON DEFAULT AND EFFECT OF TERMINATION.
            ------------------------------------------------------------------

            15.1    Events of Default.  The occurrence of one or more of the
                    -----------------
following, whatever the reason therefor, shall constitute an Event of Default hereunder:

                    (a) Inco shall fail to purchase the minimum number of Lots on or before the respective Closing Deadline for each year as set forth in the Lot Schedule attached hereto as Exhibit B; or

                    (b) Inco shall fail to perform or observe any term, covenant or agreement contained in this Agreement on its part to be performed or observed, other than failure to purchase the minimum number of Lots covered by
Section 15.1(a) above, and such failure shall continue uncured as of thirty (30) calendar days after written notice of such failure is given by Optionor to Inco; provided, however, that if Inco has commenced to cure the default within said 30 day period and is diligently pursuing such cure, but the default is of such a nature that it cannot be cured within thirty days, then the cure period shall be extended for the number of days necessary to complete the cure, but in no event shall the total cure period be longer than 60 days (the cure period set forth in this Section 15.1(b) shall not apply to any other Events of Default); or

                    (c) Inco fails to pay any portion of the Option Fee, after notice and opportunity to cure as allowed by Section 3.2; or

                    (d) Inco defaults, as defined therein, on any Parcel Note or Parcel Deed of Trust.

            15.2    Remedies Upon Default.  Upon the occurrence of any Event of
                    ---------------------
Default, in addition to any other remedy Optionor may have at law or in equity, Optionor may, at its option, terminate the Option granted herein and retain all sums paid by Inco hereunder, as and for Option consideration.

            15.3    Effect of Termination.  If Optionor elects to terminate the
                    ---------------------
Option granted herein, Inco will not be able to acquire any additional Property pursuant to this Agreement. However, Inco will be responsible to comply with all remaining applicable provisions of this Agreement, including liability on all outstanding Parcel Notes and Parcel Deeds of Trust until all amounts due under each Parcel Note are paid in full.


     16.    NOTICES.  Any and all notices, demands, or other communications
            -------
("Notice") required or desired to be given hereunder by either party shall be in writing and shall be validly given or made to the other party, if served either personally, or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, or if sent by telecopy transmittal ("fax"). If Notice be served personally, service shall be conclusively deemed made at the time of such personal service. Any Notice given by mail shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such Notice is to be given as herein under set forth. Any Notice sent by fax shall be deemed received upon fax confirmation transmission to the intended party.

     Any Notice sent to Optionor shall be addressed to:

                    c/o USA Commercial Real Estate Group
                    3900 Paradise Road, Suite 263
                    Las Vegas, Nevada  89121
                    Attn: Thomas Hantges
                    Fax No.:  (702) 734-0163



     With a simultaneous copy to:

                    Goold, Patterson, DeVore & Rondeau
                    Attn:  Thomas J. DeVore
                    4496 South Pecos Road
                    Las Vegas, Nevada  89121
                    Fax No.:  (702) 436-2650

     Any notice sent to Inco shall be addressed to:

                    Inco Homes Corporation
                    1282 W. Arrow Highway
                    Upland, California  91786
                    Attn: Ira J. Norris
                    Fax No.:  (909) 982-9784

     Either party may change its address for the purpose of receiving Notices as herein provided by written Notice given in the manner aforesaid to the other party.

     17.    TIME OF ESSENCE.  Time is of the essence of this Agreement and each
            ---------------
and every provision hereof.

     18.    ATTORNEYS' FEES.  If any action at law or in equity, or any special
            ---------------
proceeding, be instituted by either party against the other to enforce this Agreement or any rights arising hereunder, or in connection with the subject matter hereof, the prevailing party shall be entitled to recover all costs of suit and reasonable attorneys' fees.

     19.    BROKERS. Inco indemnifies and holds Optionor harmless from the
            -------
claims of any broker, finder or middlemen retained by, or claiming through, Inco.

     20.    MODIFICATION OR AMENDMENTS.  No amendment, change or modification of
            --------------------------
this Agreement shall be valid unless in writing and signed by both parties hereto.

     21.    RELATIONSHIP OF INCO AND OPTIONOR.  The relationship of Optionor and
            ---------------------------------
Inco under this Agreement is, and shall at all times remain, solely that of optionor and optionee, and Optionor neither undertakes nor assumes any responsibility or duty to Inco or to any other person with respect to the Property or the Option, except as expressly provided in this Agreement and related documents referred to in this Agreement; and notwithstanding any other provision of this Agreement: (i) Optionor is not, and shall not be construed as, a partner, joint venturer, alter-ego, manager, controlling person or an insider or other business associate or participant of Inco and Optionor does not intend to ever assume such status; and (ii) Optionor shall not be deemed responsible for or a participant in any acts, omissions or decisions of Inco.

     22.    ENTIRE AGREEMENT.  This document constitutes a firm and binding
            ----------------
contract on the part of Inco and Optionor. If any provision of this Agreement conflicts with any provision of the escrow instructions, this Agreement shall prevail. This Agreement constitutes the entire agreement between the parties pertaining to this transaction and supersedes any agreement (whether oral or written), memoranda or letters of intent which may heretofore have been executed by the parties. Any and all prior agreements, counteroffers, understandings, negotiations, discussions and/or representations are hereby terminated and cancelled, merged herein, and are of no further force or effect.

     23.    NO MEMORANDUM OF OPTION.  Inco agrees that it will not record a
            -----------------------
memorandum of option of this Agreement. If Inco records a memorandum of option or any other document evidencing the terms of this Agreement, such recording will constitute an Event of Default pursuant to Section 15 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written below.

OPTIONOR:                                INCO (OPTIONEE):

MET PARTNERS, LLC, a Nevada limited      INCO HOMES CORPORATION, a
liability company                        Delaware corporation


By:                                      By:  /S/  Ira J. Norris
   ________________________________         --------------------------------
     Lucius Blanchard, Manager                Ira J. Norris, President



                        [Optionor Signatures Continued]

PALOMINO PARTNERS LIMITED
PARTNERSHIP, a Nevada limited
partnership


By:___________________________________
      Lucius Blanchard,President
      of Nevada Skin and Cancer,
      Lucius Blanchard, M.D. Chtd.,
      its general partner


By:___________________________________
      C.E. Newby, Trustee of the
      Newby 1984 Trust, dated 3/19/84


By:___________________________________
      Carole J. Newby, Trustee of the
      Newby 1984 Trust, dated 3/19/84


By:___________________________________
      Kim W. Gregory, Trustee of
      the Gregory 1988 Trust


By:___________________________________
      Debbie R. Gregory, Trustee of
      the Gregory 1988 Trust


By:___________________________________
      William P.J. Mahon, Trustee
      of the William P.J. Mahon and
      Kathleen M. Mahon Family Trust



______________________________________
Joseph D. Milanowski

                                  EXHIBIT "A"

PARCEL NO. A:
-------------

LOTS 108, 112, 116, 119, 120, 122, 124, 125, 127, 129, AND 131 OF TRACT NO.
14793-3. IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 253 MAPS, PAGES 47 AND 48, INCLUSIVE, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUB-STANCES. GEOTHERMAL STEAMS, BRINES AND MATERIALS (HEREINAFTER COLLECTIVELY REFERRED TO AS THE ("MINERALS"), WHICH MAY BE FOUND ON, OR IN PLACE UNDER, OR IN MIGRATION IN OR UNDER THE REAL PROPERTY WITHOUT RIGHT OF SURFACE ENTRY, TOGETHER WITH THE RIGHT TO ENTER AND THE REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE FOR THE FOLLOWING PURPOSES:

(1) TO TEST, AT ANY TIME, FOR THE PRESENCE OF SAID MINERALS ANYWHERE IN OR UNDER SAID REAL PROPERTY BELOW THE DEPTH OF 500 FEET OF THE SURFACE:

(2) TO CONSTRUCT, MAINTAIN AND USE WELLS, PUMPS, MINING SHAFTS AND DRILLING EQUIPMENT UNDER SAID REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE, TO EXCAVATE, TO DRILL FOR, TO PUMP OR TO MINE SAID MINERALS FROM THE REAL PROPERTY, OR FROM ANY PROPERTY, ADJOINING OR OTHERWISE, WHERE GRANTOR, OR ITS ASSIGNS, HAS OR MAY IN THE FUTURE HAVE RESERVED OR OTHERWISE ACQUIRED, OR OWNS RIGHTS TO ANY MINERALS. AS RESERVED IN THE DEEDS FROM INCO DEVELOPMENT, A CALIFORNIA CORPORATION, RECORDED SEPTEMBER 28, 1987, INSTRUMENT NO. 87-346427, OFFICIAL RECORDS, AND RECORDED JANUARY 19, 1988, INSTRUMENT NO. 88-015977, OFFICIAL
RECORDS: AND TO INCO HOMES CORPORATION BY DEED RECORDED JANUARY 12, 1994, INSTRUMENT NO. 94-014694, OFFICIAL RECORDS.

PARCEL NO. B
------------

LOTS 1, 2, 4, 6, AND 17 TO 23, INCLUSIVE, TRACT NO. 13990, IN THE CITY OF VICTORVILLE, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 228 OF MAPS, PAGES 76 THROUGH 84, INCLUSIVE, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM ANY PORTION OF SAID LOT 6 LYING WITHIN TRACT NO. 14686-1, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 253 OF MAPS, PAGES 94 TO 96, INCLUSIVE, RECORDS OF SAID COUNTY.

ALSO, EXCEPTING THEREFROM ANY PORTION OF SAID LOT 6 LYING WITHIN TRACT NO. 14686-2, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 253 OF MAPS, PAGES 97 TO 100, INCLUSIVE, RECORDS OF SAID COUNTY.

ALSO EXCEPTING THEREFROM THAT PORTION OF LOT 2 CONVEYED TO ADELANTO SCHOOL DISTRICT BY CORPORATION GRANT DEED RECORDED JUNE 20, 1994, INSTRUMENT NO. 94-274846, OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

THE NORTHERLY PORTION OF LOT 2 OF TRACT NO. 13990, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 228 OF MAPS, PAGES 76 TO 84, INCLUSIVE, RECORDS OF SAID COUNTY, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTER 1/4 CORNER OF SECTION 27, TOWNSHIP 5 NORTH, RANGE 5 WEST SAN BERNARDINO BASE AND MERIDIAN, BEING THE INTERSECTION OF MESA LINDA AVENUE AND LUNA ROAD CENTER LINES, ALSO BEING THE TRUE POINT OF BEGINNING:
THENCE SOUTH 89 DEG. 38 DEGREES 50" EAST, A DISTANCE OF 771.09 FEET: THENCE SOUTH 00 DEG. 21 DEGREES 10" WEST, A DISTANCE OF 32.00 FEET: THENCE SOUTH 00 DEG. 14 DEGREES 43" WEST, A DISTANCE OF 597.95 FEET: THENCE NORTH 89 DEG. 38 DEGREES 50" WEST, A DISTANCE OF 728.28: THENCE NORTH 89 DEG. 49 DEGREES 23" WEST, A DISTANCE OF 42.00 FEET: THENCE NORTH 00 DEG. 10 DEGREES 37" EAST, A DISTANCE OF 630.08 ALONG THE CENTERLINE OF SAID MEAS LINDA AVENUE FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, GEOTHERMAL STEAMS, BRINES AND MINERALS (HEREINAFTER COLLECTIVELY REFERRED TO AS THE ("MINERALS"), WHICH MAY BE FOUND ON, OR IN PLACE UNDER, OR IN MIGRATION IN OR UNDER THE REAL PROPERTY WITHOUT RIGHT OF SURFACE ENTRY, TOGETHER WITH THE RIGHT TO ENTER AND USE THE REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE FOR THE FOLLOWING PURPOSES:

(1) TO TEST, AT ANY TIME, FOR THE PRESENCE OF SAID MINERALS ANYWHERE IN OR UNDER SAID REAL PROPERTY BELOW THE DEPTH OF 500 FEET OF THE SURFACE.

(2) TO CONSTRUCT, MAINTAIN AND USE WELLS, PUMPS, MINING SHAFTS AND DRILLING EQUIPMENT UNDER SAID REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE, TO EXCAVATE, TO DRILL FOR, TO PUMP, OR TO MINE SAID MINERALS FROM THE REAL PROPERTY, OR FROM ANY PROPERTY, ADJOINING OR OTHERWISE, WHERE GRANTOR, OR ITS ASSIGNS, HAS OR MAY IN THE FUTURE HAVE RESERVED OR OTHERWISE ACQUIRED, OR OWNS RIGHTS TO ANY MINERALS.

GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO USE OR PENETRATE THE SURFACE OF, OR ENTER UPON, THE REAL PROPERTY IN EXERCISE OF ITS OWN RIGHTS HEREUNDER, FURTHER, GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO REMOVE OR EXTRICATE MINERALS WITHIN 500 FEET OF THE SURFACE OF SAID REAL PROPERTY, AS SAID MINERAL RIGHTS WERE GRANTED TO INCO DEVELOPMENT, A CALIFORNIA CORPORATION, BY DEEDS RECORDED SEPTEMBER 28, 1987, INSTRUMENT NO. 87-346427, OFFICIAL RECORDS, AND JANUARY 19, 1988, INSTRUMENT NO. 88-015977, OFFICIAL RECORDS AND TO INCO HOMES CORPORATION, A DELAWARE CORPORATION BY DEED RECORDED JANUARY 12, 1994, INSTRUMENT NO. 94-01494, OFFICIAL RECORDS.

PARCEL NO. C
------------

LOT 15, TRACT NO. 13990, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 223 OF MAPS, PAGES 76 TO 34. INCLUSIVE, RECORDS OF SAID COUNTY: AND CERTIFICATE OF CORRECTION RECORDED JANUARY 17, 1990, INSTRUMENT NO. 90-020927, OFFICIAL RECORDS.

EXCEPTING THEREFROM THOSE SECTIONS LYING WITHIN THE BOUNDARIES OF TRACT NO. 14062-2, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO , STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 242 OF MAPS, PAGES 10 AND 11, RECORDS OF SAID COUNTY.

ALSO EXCEPTING THEREFROM THOSE PORTIONS LYING WITHIN THE BOUNDARIES OF TRACT NO. 14062-1, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA. AS PER FLAT RECORDED IN BOOK 229 OF MAPS, PAGES 8 THROUGH 16, INCLUSIVE, RECORDS OF SAID COUNTY.

ALSO EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE BOUNDARIES OF TRACT NO.14062-3, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA. AS PER FLAT RECORDED IN BOOK 239 OF MAPS, PAGES 46 TO 49, INCLUSIVE, RECORDS OF SAID COUNTY.

ALSO EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE BOUNDARIES OF TRACT NO.14062-6, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO. STATE OF CALIFORNIA. AS PER FLAT RECORDED IN BOOK 240 OF MAPS, PAGES 63 AND 64, RECORDS OF SAID COUNTY.

ALSO EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE BOUNDARIES OF TRACT NO.14062-4, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA. AS PER FLAT RECORDED IN BOOK 246 OF MAPS, PAGES 34 TO 35, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, GEOTHERMAL STEAMS, BRINES AND MINERALS (HEREINAFTER COLLECTIVELY REFERRED TO AS "MINERALS"), WHICH MAY BE FOUND ON, OR IN PLACE UNDER, OR IN MIGRATION IN OR UNDER THE REAL PROPERTY WITHOUT RIGHT OF SURFACE ENTRY. TOGETHER WITH THE RIGHT TO ENTER AND USE THE REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE FOR THE FOLLOWING PURPOSES:

(1) TO TEST, AT ANY TIME FOR THE PRESENCE OF SAID MINERALS ANY WHERE IN OR UNDER SAID REAL PROPERTY BELOW THE DEPTH OF 300 FEET OF THE SURFACE:

(2) TO CONSTRUCT, MAINTAIN AND USE WELLS, PUMPS, MINING SHAFTS AND DRILLING EQUIPMENT UNDER SAID REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE. TO EXCAVATE, TO DRILL FOR, TO PUMP OR TO MINE SAID MINERALS FROM THE REAL PROPERTY, OR FROM ANY PROPERTY, ADJOINING OR OTHERWISE, WHERE GRANTOR, OR ITS ASSIGNS, HAS OR MAY IN THE FUTURE HAVE RESERVED OR OTHERWISE ACQUIRED, OR OWNS RIGHTS TO ANY MATERIALS.

GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO USE OR PENETRATE THE SURFACE OF, OR ENTER UPON, THE REAL PROPERTY IN EXERCISE OF ITS RIGHTS HEREUNDER; FURTHER, GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO REMOVE OR EXTRICATE MINERALS WITHIN 500 FEET OF THE SURFACE OF SAID REAL PROPERTY. AS SAID MINERAL RIGHTS WERE GRANTED TO INCO DEVELOPMENT, A CALIFORNIA CORPORATION, BY DEEDS RECORDED SEPTEMBER 28, 1987, INSTRUMENT NO. 87-346427, OFFICIAL RECORDS, AND JANUARY 19, 1988, INSTRUMENT NO.88-015977, OFFICIAL RECORDS AND TO INCO HOMES CORPORATION, A DELAWARE CORPORATION BY DEED RECORDED JANUARY 12, 1994, INSTRUMENT NO. 94-014694, OFFICIAL RECORDS.

PARCEL NO. D
------------

LOTS 5 AND 21, TRACT NO. 14686-1, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA. AS PER PLAT RECORDED IN BOOK 253 OF MAPS, PAGES 94 TO 96, INCLUSIVE, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, GEOTHERMAL STEAMS, BRINES AND MINERALS (HEREINAFTER COLLECTIVELLY REFERRED TO AS THE "MINERALS"), WHICH MAY BE FOUND ON, OR IN PLACE UNDER, OR IN MIGRATION IN OR UNDER THE REAL PROPERTY WITHOUT RIGHT OF SURFACE ENTRY, TOGETHER WITH THE RIGHT TO ENTER AND USE THE REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE FOR THE FOLLOWING PURPOSES:

(1) TO TEST, AT ANY TIME, FOR THE PRESENCE OF SAID MINERALS ANYWHERE IN OR UNDER SAID REAL PROPERTY BELOW THE DEPTH OF 500 FEET OF THE SURFACE:

(2) TO CONSTRUCT, MAINTAIN AND USE WELLS, PUMPS, MINING SHAFTS AND DRILLING EQUIPMENT UNDER SAID REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE. TO EXCAVATE, TO DRILL FOR, TO PUMP, OR TO MINE SAID MINERALS FROM THE REAL PROPERTY, OR FROM ANY PROPERTY, ADJOINING OR OTHERWISE, WHERE GRANTOR, OR ITS ASSIGNS, HAS OR MAY IN THE FUTURE HAVE RESERVED OR OTHERWISE ACQUIRED, OR OWNS RIGHTS TO ANY MINERALS.

GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO USE OR PENETRATE THE SURFACE OF, OR ENTER UPON, THE REAL PROPERTY IN EXERCISE OF ITS RIGHTS HEREUNDER; FURTHER, GRANTOR OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO REMOVE OR EXTRICATE MINERALS WITHIN 500 FEET OF THE SURFACE OF SAID REAL PROPERTY, AS SAID MINERAL RIGHTS WERE GRANTED TO INCO DEVELOPMENT, A CALIFORNIA CORPORATION, BY DEEDS RECORDED SEPTEMBER 28, 1987, INSTRUMENT NO.87-36427, OFFICIAL RECORDS, AND IN JANUARY 19, 1988 INSTRUMENT NO.33-015977, OFFICIAL RECORDS AND TO INCO HOMES CORPORATION, A DELAWARE CORPORATION BY DEED RECORDED JANUARY 12, 1994, INSTRUMENT N0.94-014694, OFFICIAL RECORDS.

PARCEL NO. E
------------

LOTS 23 TO 42, INCLUSIVE, TRACT NO.14636-2, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 253 OF MAPS. PAGES 97 TO 100, INCLUSIVE, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, GEOTHERMAL STEAMS, BRINES AND MINERALS (HEREINAFTER COLLECTIVELLY REFERRED TO AS THE "MINERALS"), WHICH MAY BE FOUND ON, OR IN PLACE UNDER, OR IN MIGRATION IN OR UNDER THE REAL PROPERTY WITHOUT RIGHT OF SURFACE ENTRY, TOGETHER WITH THE RIGHT TO ENTER AND USE THE REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE FOR THE FOLLOWING PURPOSES:

(1) TO TEST, AT ANY TIME, FOR THE PRESENCE OF SAID MINERALS ANYWHERE IN OR UNDER SAID REAL PROPERTY BELOW THE DEPTH OF 500 FEET OF THE SURFACE:

(2) TO CONSTRUCT, MAINTAIN AND USE WELLS, PUMPS, MINING SHAFTS AND DRILLING EQUIPMENT UNDER SAID REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE. TO EXCAVATE, TO DRILL FOR, TO PUMP, OR TO MINE SAID MINERALS FROM THE REAL PROPERTY, OR FROM ANY PROPERTY, ADJOINING OR OTHERWISE. WHERE GRANTOR, OR ITS ASSIGNS, HAS OR MAY IN THE FUTURE HAVE RESERVED OR OTHERWISE ACQUIRED, OR OWNS RIGHTS TO ANY MINERALS.

GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO USE OR PENETRATE THE SURFACE OF, OR ENTER UPON, THE REAL PROPERTY IN EXERCISE OF ITS RIGHTS HEREUNDER:
FURTHER, GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO REMOVE OR EXTRICATE MINERALS WITHIN 500 FEET OF THE SURFACE OF SAID REAL PROPERTY, AS SAID MINERAL RIGHTS WERE GRANTED TO INCO DEVELOPMENT. A CALIFORNIA CORPORATION, BY DEEDS RECORDED SEPTEMBER 28,1987, INSTRUMENT NO. 87-346427 OFFICIAL RECORDS, AND JANUARY 19, 1988, A DELAWARE CORPORATION BY DEED RECORDED JANUARY 12,1994, INSTRUMENT N0. 94-014694 OFFICIAL RECORDS.

PARCEL NO. F
------------

LOTS 108, 113, 114, 116 AND 117 OF TRACT NO. 14062-1, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA , AS PER PLAT RECORDED IN BOOK 229 OF MAPS, PAGES 8 THROUGH 16, INCLUSIVE, RECORDS OF SAID COUNTY.

PARCEL NO. G
------------

PARCEL 2 AS SHOWN ON PARCEL MAP 143, PAGES 77-79, IN THE OFFICE OF THE COUNTY RECORDED, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA.

                                  EXHIBIT "B"
                                 LOT SCHEDULE

================================================================================
    YEAR                       MINIMUM                      CLOSING DEADLINE
                             NUMBER OF LOTS
--------------------------------------------------------------------------------

     1                           60*                          12 months from
                                                            the Effective Date
--------------------------------------------------------------------------------
     2                           120                         24 months from
                                                            the Effective Date
--------------------------------------------------------------------------------
 3 and after                 180 per year                    36 months from
                                                            the Effective Date
                                                              for year 3, 48
                                                            months for year 4,
                                                                   etc.
================================================================================

* Inco agrees that in Year 1, as part of the minimum number of Lots it will acquire, Inco will purchase the following finished Lots:

LOTS 108, 112, 116, 119, 120, 122, 124, 125, 127, 129 AND 131 OF TRACT NO.
14793-3, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 253 OF MAPS, PAGES 47 AND 48, INCLUSIVE, RECORDS OF SAID COUNTY.

LOTS 5 AND 21, TRACT NO. 14686-1 IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 253 OF MAPS, PAGES 94 TO 96, INCLUSIVE, RECORDS OF SAID COUNTY.

LOTS 108, 113, 114, 116 AND 117 OF TRACT NO. 14062-1, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 229 OF MAPS, PAGES 8 THROUGH 16, INCLUSIVE, RECORDS OF SAID COUNTY.

                                   EXHIBIT C

                        PURCHASE MONEY PROMISSORY NOTE
                           SECURED BY DEED OF TRUST



$_______________                                       Victorville, CA
                                                            ____________, 199___

     This Promissory Note ("Note"), dated as of ______________, 199__ is made and delivered by INCO HOMES CORPORATION, a Delaware corporation ("Maker"), in favor of__________________________________________________________________
(collectively, "Holder"). This Note is executed in accordance with the Residential Property Option Agreement, dated June ___, 1997, by and between Maker and Holder (the "Option Agreement"). Capitalized terms used herein and not otherwise defined herein are used with the meanings given them in the Option Agreement.

     FOR VALUE RECEIVED, Maker promises to pay to Holder, or order, the principal sum of ______________________________________ Dollars($______________)
(the "Note Amount"), together with interest as provided herein.

     1.     Interest Rate.  Interest shall accrue on the outstanding portion of
            -------------
the Note Amount, from the date such funds are initially disbursed by Holder until the date the Note Amount is paid in full, at the rate of fifteen percent (15%) per annum. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. Accrued but unpaid interest shall be compounded monthly.

     2.     Payments.  Payments hereunder shall be made from each home sale
            --------
escrow upon the sale of any home encumbered by the Deed of Trust. The Base Release Price for each Lot is listed on Exhibit "A" attached hereto. In accordance with Section 3.4 of the Option Agreement, Holder shall receive the Base Release Price for each Lot released, together with the amount of interest accrued hereunder on that Base Release Price Amount from the date hereof though the release date. In addition, this Note shall evidence, and the Deed of Trust shall secure, the payment of all other amounts due Holder under Section 3.4 of the Option Agreement. All payments shall be made in lawful money of the United States of America and in immediately available funds at Holder's office, the address for which is specified below, or at such other place as the Holder hereof may from time to time direct by written notice to Maker.

     3.     Maturity Date.  If not sooner paid, the outstanding principal
            -------------
balance under this Note, all accrued and unpaid interest, and all other indebtedness of Maker owing under any and all of the Loan Documents shall be due and payable in full on or before the date which is one (1) year after the date hereof (the "Maturity Date").

     4.     Application of Payments.  All payments on this Note shall, at the
            -----------------------
option of the Holder hereof, be applied first to all costs and expenses of Holder which accrue pursuant to the term and conditions hereof, then to the payment of accrued interest then payable.

     5.     Prepayment.  Maker agrees that all loan fees and any prepaid finance
            ----------
charges are fully earned as of the date hereof and will not be subject to refund upon early payment (whether voluntary or as a result of default). Subject to the foregoing, at any time prior to the Maturity Date, Maker may prepay this Note in full only.

     6.     Collateral.  This Note is secured by a deed of trust ("Deed of
            ----------
Trust") encumbering real property located in San Bernardino County, California.

     7.     Defaults; Acceleration.  The occurrence of any Event of Default (as
            ----------------------
hereinafter defined) shall be a default hereunder. Upon the occurrence of an Event of Default, Holder may declare the entire principal balance of the Note then outstanding (if not then due and payable) and all other obligations of Maker hereunder to be due and payable immediately. Subject to the applicable provisions of law, upon any such declaration, the principal of the Note and accrued and unpaid interest, and all other amounts to be paid under this Note shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding.

     The occurrence of any one or more of the following, whatever the reason therefor, shall constitute an "Event of Default" hereunder:

            (a) Maker shall fail to pay, upon demand by Holder, any amount due pursuant to this Note; or

            (b) Maker shall fail to perform or observe any term, covenant or agreement contained in this Note or the Deed of Trust on its part to be performed or observed, other than the failure to make a payment covered by subsection (a), and such failure shall continue uncured as of the earlier of thirty (30) calendar days after the occurrence of such failure or ten (10) calendar days after written notice of such failure is given by Holder to Maker (the cure period set forth in this subsection (b) shall not apply to any other Event of Default); or

            (c) any representation or warranty made by Maker to Holder proves incorrect or to have been incorrect in any material respect when made; or

            (d) Maker (which term shall include any entity comprising Maker) is dissolved or liquidated, or otherwise ceases to exist, or all or substantially all of the assets of Maker are sold or otherwise transferred without Holder's written consent; or

            (e) Maker is the subject of an order for relief by the bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or Maker applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer ("Receiver"); or any Receiver is appointed without the application or consent of Maker, as the case may be, and the appointment continues undischarged or unstayed for thirty (30) calendar days; or Maker institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceedings relating to it or to all or any part of its property under the laws of any jurisdiction; or any similar proceeding is instituted without the consent of Maker and continues undismissed or unstayed for thirty (30) calendar days; or any judgment, writ, attachment, execution or similar process is issued or levied against all or any part of the Property or Maker, and is not released, vacated or fully bonded within thirty (30) calendar days after such issue or levy; or

            (f) there shall occur a material adverse change in the financial condition of Maker from its financial conditions as of the date of this Note, as determined by Holder in its reasonable discretion; or

            (g) any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of Holder or the satisfaction in full of all indebtedness and obligations of Maker under the Loan Documents, ceases to be in full force and effect or is declared to be null and void by a court of competent jurisdiction; or Maker or any trustee, officer, director, shareholder or partner of any entity comprising Maker claims that any Loan Document is ineffective or unenforceable, in whole or in part, or denies any or further liability or obligation under any Loan Document, unless all indebtedness and obligations of Maker thereunder have been fully paid and performed; or

            (h)  an Event of Default shall occur under (i) the Option Agreement,
(ii) any other Note or Deed of Trust executed by Maker in favor of Holder, or
(iii) any other Agreement between Holder to Maker.

     8.     Late Charge.  Maker acknowledges that if any payment is not made
            -----------
when due or if the entire amount due under this Note is not paid by the Maturity Date, the Holder hereof will incur extra administrative expenses (i.e., in
                                                                  ----
addition to expenses incident to receipt of timely payment) and the loss of the use of funds in connection with the delinquency in payment. Because the actual damages suffered by the Holder hereof by reason of such extra administrative expenses and loss of use of funds would be impracticable or extremely difficult to ascertain, Maker agrees that five percent (5%) of the amount so delinquent shall be the amount of damages to which such Holder is entitled, upon such breach, in compensation therefor. Therefore, Maker shall, in the event any payment required under this Note is not paid within five (5) days after the date when such payment becomes due and payable, without further notice, pay to the Holder hereof as such Holder's sole monetary recovery to cover such extra administrative expenses and loss of use of funds, liquidated damages in the amount of five percent (5%) of the amount of such delinquent payment. The provisions of this paragraph are intended to govern only the determination of damages in the event of a breach in the performance of the obligation of Maker to make timely payments hereunder. Nothing in this Note shall be construed as an express or implied agreement by the Holder hereof to forbear in the collection of any delinquent payment or in exercising any of its rights and remedies under the Loan Documents, or be construed as in any way giving Maker the right, express or implied, to fail to make timely payments hereunder, whether upon payment of such damages or otherwise. The right of the Holder hereof to receive payment of such liquidated and actual damages, and receipt thereof, are without prejudice to the right of such Holder to collect such delinquent payments and any other amounts provided to be paid hereunder or under any security for this Note or to declare a default hereunder or under any security for this Note.

     9.     Default Rate.  From and after the Maturity Date or the date which is
            ------------
five (5) days after the occurrence of any Event of Default, through and including the date such default is cured, at the option of the Holder hereof, all amounts owing under the Note and all sums owing under all of the Loan Documents shall bear interest at a default rate equal to twenty percent (20%) per annum ("Default Rate"). Such interest shall be paid on the first day of each month thereafter, or on demand if sooner demanded.

     10.    Waivers.  Maker waives any right of offset it now has or may
            -------
hereafter have against the Holder hereof and its successors and assigns. Maker waives presentment, demand, protest, notice of protest, notice of nonpayment or dishonor and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. Maker expressly agrees that any extension or delay in the time for payment or enforcement of this Note, to renewal of this Note and to any substitution or release of the Property, all without any way affecting the liability of Maker hereunder. Any delay on Holder's part in exercising any right hereunder or under any of the Loan Documents shall not operate as a waiver. Holder's acceptance of partial or delinquent payments or the failure of Holder to exercise any rights shall not waive any obligation of Maker or any right of Holder, or modify this Note, or waive any other similar default.

     11.    Costs of Collection.  Maker agrees to pay all costs of collection
            -------------------
when incurred and all costs incurred by the Holder hereof in exercising or preserving any rights or remedies in connection with the enforcement and administration of this Note or following a default by Maker, including but not limited to actual attorneys' fees. If any suit or action is instituted to enforce this Note, Maker promises to pay, in addition to the costs and disbursements otherwise allowed by law, such sum as the court may adjudge reasonable attorneys' fees in such suit or action.

     12.    Usury.  Maker hereby represents that this loan is for commercial use
            -----
use and not for personal, family or household purposes. Maker further represents that transaction evidenced hereby was arranged for Maker by a California licensed real estate broker and is thus exempt from the usury limitations contained in Article XV of the California Constitution, and Maker hereby waives any defense has or may hereafter have, to the payment of any amount due hereunder based on any usury limitation. It is the specific intent of the Maker and Holder that this Note bear a lawful rate of interest, and if any court of competent jurisdiction should determine that such exemption does not apply and that the rate herein provided for exceeds that which is statutorily permitted for the type of transaction evidenced hereby, the interest rate shall be reduced to the highest rate permitted by applicable law, with any excess interest theretofore collected being applied against principal or, if such principal has been fully repaid, returned to Maker upon written demand.

     13.    Notices.  All notices to be given pursuant to this Note shall be
            -------
sufficient if given by personal services, by guaranteed overnight delivery services, by telex, telecopy or telegram or by being mailed postage prepaid, certified or registered mail, return receipt requested, to the described addresses of the parties hereto as set forth below, or to such other address as a party may request in writing. Any time period provided in the giving of any notice hereunder shall commence upon the date of personal service, the date after delivery to the guaranteed overnight delivery service, the date of sending the telex, telecopy or telegram or two (2) days after mailing certified or registered mail.


Maker's Address:         Inco Homes Corporation
                         1282 West Arrow Highway
                         Upland, CA 91786
                         Attn:  Ira Norris

Holder's Address         c/o MET Partners, LLC
                         3900 Paradise Road, Suite 263
                         Las Vegas, Nevada 89109
With Duplicate
Notice To:               Goold, Patterson, DeVore & Rondeau
                         4496 South Pecos Road
                         Las Vegas, Nevada  89121
                         Attn: Thomas J. DeVore, Esq.


     14.    Assignment By Holder.  Holder may assign its rights hereunder or
            --------------------
obtain participants in this Note at any time, and any such assignee, successor or participant shall have all rights of the Holder hereunder.

     15.    Multiple Parties.  A default on the part of any one entity
            ----------------
comprising Maker or any Guarantor of this Note shall be deemed a default on the part of Maker hereunder.

     16.    Construction.  This Note shall be governed by and construed in
            ------------
accordance with the laws of the State of California. This Note and all security documents and guaranties executed in connection with this Note have been reviewed and negotiated by Maker, Holder and Guarantors at arms' length with the benefit of or opportunity to seek the assistance of legal counsel and shall not be construed against either party. The titles and captions in this Note are inserted for convenience only and in no way define, limit, extend, or modify the scope of intent of this Note.

     17.    Partial Invalidity.  If any section or provision of this Note is
            ------------------
declared invalid or unenforceable by any court of competent jurisdiction, said determination shall not affect the validity or enforceability of the remaining terms hereof. No such determination in one jurisdiction shall affect any provision of this Note to the extent it is otherwise enforceable under the laws of any other applicable jurisdiction.


                                   "Maker":

                                   Inco Homes Corporation, a
                                   Delaware corporation


                                   By:______________________
                                        Ira Norris, President

                                   EXHIBIT D


Recording Requested By, and
When Recorded Return To:

Goold, Patterson, DeVore &
Rondeau
4496 So. Pecos Road
Las Vegas, Nevada 89121



_______________________________________________________________________________

              PURCHASE MONEY DEED OF TRUST, ASSIGNMENT OF RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING

     THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING ("Deed of Trust"), made this _____ day of______________, 199___, by INCO HOMES CORPORATION, a Delaware corporation ("Trustor"), to FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation ("Trustee"), for the benefit of
_____________________________________________________________________________
("Beneficiary"). This Deed of Trust is executed in accordance with the Residential Property Option Agreement, dated June ___, 1997, by and between Trustor and Beneficiary (the "Option Agreement"). Capitalized terms used herein and not otherwise defined herein are used with the meanings given them in the Option Agreement.

                                  WITNESSETH:

     That for good and valuable consideration, including the indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, and for the purpose of securing, in such priority as Beneficiary may elect, each of the following:

     1. The due, prompt and complete payment, observance, performance and discharge of each and every obligation, covenant and agreement contained in Trustor's Promissory Note of even date herewith in the initial principal amount of _____________________________________________________________ Dollars
($_________________) (the "Note"), together with interest thereon specified therein, payable to the order of Beneficiary and any and all modifications, extensions or renewals thereof, whether hereafter evidenced by the Note or otherwise; and

     2. The payment of all other sums, with interest thereon at the rate of interest provided for herein or in the Note, becoming due or payable under the provisions of this Deed of Trust, or any other instrument or instruments heretofore or hereafter executed by Trustor having reference to or arising out of or securing the indebtedness represented by the Note; and

     3. The due, prompt and complete observance, performance and discharge of each and every obligation, covenant and agreement of Trustor contained in the Option Agreement, The Note or this Deed of Trust or any other document evidencing the indebtedness secured hereby (collectively, the "Documents");

TRUSTOR DOES HEREBY irrevocably grant, transfer, bargain, sell, convey and assign to Trustee, in trust, with power of sale and right of entry and possession, and does grant to Beneficiary a security interest for the benefit and security of Beneficiary under and subject to the terms and conditions hereinafter set forth, in and to any and all of the following described property which is (except where the context otherwise requires) herein collectively called the "Mortgaged Property" whether now owned or held or hereafter acquired and wherever located, including any and all substitutions, replacements and additions to same:

            (a) That certain real property located in Clark County, State of Nevada and more particularly described in Exhibit "A," attached hereto and incorporated herein by this reference, together with all of the easements, rights, privileges, franchises, appurtenances thereunto belonging or in any way appertaining to the real property, including specifically but not limited to all appurtenant water, water rights and water shares or stock of Trustor, any and all general intangibles relating to the use and/or development of the real property, including development allotments, governmental permits, approvals, authorizations and entitlements, agreements to provide necessary utility or municipal services, all engineering plans and diagrams, surveys and/or soil and substrata studies, and all other rights, privileges and appurtenances related to the said real property and all of the estate, right, title, interest, claim and demand whatsoever of Trustor therein or thereto, either in law or in equity, in possession or in expectancy, now owned or hereafter acquired (hereinafter referred to as the "Property");

            (b) All structures, buildings and improvements of every kind and description now or at any time hereafter located on the Property (hereinafter referred to as the "Improvements"), including all equipment, apparatus, machinery, fixtures, fittings, and appliances and other articles and any additions to, substitutions for, change in or replacements of the whole or any part thereof, now or at any time hereafter affixed or attached to and which are an integral part of said structures, buildings, improvements or the Property or any portion thereof, and such Improvements shall be deemed to be fixtures and an accession to the freehold and a part of the Property as between the parties hereto and all persons claiming by, through or under such parties except that same shall not include such machinery and equipment of Trustor, or any tenant of any portion of the Property or Improvements, which is part of and/or used in the conduct of the normal business of Trustor or its tenant conducted upon the Mortgaged Property, which is distinct and apart from the ownership, operation and maintenance of the Mortgaged Property.

            (c) All articles of tangible personal property and any additions to, substitutions for, changes in or replacements of the whole or any part thereof other than personal property which is or at any time has become toxic waste, waste products or hazardous substances (hereinafter referred to as the "Personal Property"), including without limitation all wall-beds, wall-safes, built-in furniture and installations, shelving, partitions, door-tops, vaults, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm systems, drapery rods and brackets, screens, water heaters, incinerators, wall coverings, carpeting, linoleum, tile, other floor coverings of whatever description, communication systems, all specifically designed installations and furnishings, office maintenance and other supplies and all of said articles of property, the specific enumerations herein not excluding the general, now or at any time hereafter placed upon or used in any way in connection with the ownership, operation or maintenance of the Property or the Improvements or any portion thereof and owned by Trustor or in which Trustor now has or hereafter acquires an interest, and all building materials and equipment now or hereafter delivered to the Property and intended to be installed or placed in or about the Improvements. Such tangible, personal property shall, in addition to all other tangible, personal property herein described or defined, specifically include each and every item of tangible, personal property and any substitutions for, changes in or replacements thereof which are used in the operation of the Improvements. Notwithstanding the breadth of the foregoing, the Personal Property shall not include (i) personal property which may be owned by lessees or other occupants of the Mortgaged Property; (ii) inventory of any lessee or occupant of the Mortgaged Property used in the normal course of the business conducted thereon; (iii) material, equipment, tools, machinery, or other personal property which is brought upon the Mortgaged Property only for use in construction, maintenance or repair and which is not intended to remain after the completion of such construction, maintenance or proper maintenance, of the Mortgaged Property; or (iv) such items of tangible personal property which have not been purchased or installed with proceeds of the Note and for which Beneficiary shall have executed such documents as may be required to subordinate to the lien or security interest of any purchase money lender or supplier of such tangible personal property;

            (d) All right, title and interest of Trustor, now owned or hereafter acquired in and to any and lying within the right-of-way of any street, road, alley or public place, opened or proposed, vacated or extinguished by law or otherwise, and all easements and rights of way, public or private, tenements, hereditaments, appendages, rights and appurtenances how or hereafter located upon the Property or now or hereafter used in connection with or now or hereafter belonging or appertaining to the Property; and all right, title and interest in the Trustor, now owned or hereafter acquired, in and to any strips and gores adjoining or relating to the Property;

            (e) All judgments, awards of damages, settlements and any and all proceeds derived from such hereafter made as a result of or in lieu of any taking of the Mortgaged Property or any part thereof, interest therein or any rights appurtenant thereto under the power of eminent domain, or by private or other purchase in lieu thereof, or for any damage (whether caused by such taking or otherwise) to the Mortgaged Property or the Improvements thereon, including change of grade of streets, curb cuts or other rights of access for any public or quasi-public use or purpose under any law;

            (f) All rents, incomes, issues and profits, revenues, royalties, bonuses, rights, accounts, contract rights, insurance policies and proceeds thereof, general intangibles and benefits of the Mortgaged Property, or arising from any lease or similar agreement pertaining thereto (the

"Rents and Profits"), and all right, title and interest of Trustor in and to all leases of the Mortgaged Property now or hereafter entered into and all right, title and interest of Trustor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether said cash or securities are to be held until the expiration of the terms of said leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of said terms with the right to receive and apply the same to said indebtedness, and Trustee or Beneficiary may demand, sue for and recover such payments but shall not be required to do so; and

            (g) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims.

     Trustor makes the foregoing grant to Trustee for the purposes herein set forth; provided, however, that if the Trustor shall pay or cause to be paid to the holder of the Note all amounts required to be paid under the provisions of the Option Agreement, the Note, this Deed of Trust or any other Documents, and at the time and in the manner stipulated therein, and shall further pay or cause to be paid all other sums payable hereunder and all indebtedness hereby secured, then, in such case, the estate, right, title and interest of the Trustee and Beneficiary in the Mortgaged Property shall cease, determine and become void, and upon proof being given to the satisfaction of the Beneficiary that all amounts due to be paid under the Note have been paid or satisfied, and upon payment of all fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by Trustee or Beneficiary, and of any other sums as herein provided, the Trustee shall, upon receipt of the written request of the Beneficiary, cancel, reconvey and discharge this Deed of Trust.

TO HAVE AND TO HOLD THE MORTGAGED PROPERTY UNTO THE TRUSTEE ITS SUCCESSORS AND ASSIGNS FOREVER, ALL IN ACCORDANCE WITH THE PROVISIONS HEREOF.


                                   ARTICLE 1
                              TRUSTOR'S COVENANTS
                              -------------------

     Trustor covenants, warrants and agrees with Trustee and Beneficiary as follows:

     1.1    Payment of Note.  Trustor shall fully pay the principal and interest
            ---------------
and other sums coming due with respect to the Note, this Deed of Trust or any of the Documents at the time and place in the manner specified in and according to the terms thereof.

     1.2    Title.  The Trustor warrants that:
            -----

            (a) Trustor has good and marketable title to an indefeasible fee simple estate in the Property described in Exhibit "A" subject only to those liens, charges or encumbrances approved by Beneficiary; that Trustor has full power and authority to grant, bargain, sell and convey the Mortgaged Property in the manner and form herein done or intended hereafter to be done; that this Deed of Trust is and shall remain a valid and enforceable lien on the Mortgaged Property subject only to the Permitted Exceptions; that Trustor and its successors and assigns shall preserve its title and interest in and title to the Mortgaged Property and shall forever warrant and defend the same and shall warrant and defend the validity and priority of the lien thereof forever against all claims and demands of all persons whomsoever, and that this covenant shall not be extinguished by any exercise of power of sale or foreclosure sale hereof, but shall run with the land; and

            (b) Trustor has and shall maintain good and marketable title to the Improvements and Personal Property, including any additions or replacements thereto, free of all security interests, liens and encumbrances, if any, disclosed to and accepted by Beneficiary in writing, and has good right to subject Improvements and Personal Property to the security interest created hereunder. If the lien of this Deed of Trust on any Improvements or Personal Property be subject to a lease agreement, conditional sale agreement or chattel mortgage covering such property, then in the event of any default hereunder all the rights, title and interest of the Trustor in any and all deposits made thereon or therefor are hereby assigned to the Trustee, together with the benefit of any payments now or hereafter made thereon. There is also transferred, set over and assigned by Trustor to Trustee, its successors and assigns, hereby all of Trustor's right, title and interest in and to the Project Documents, and all leases and use agreements of machinery, equipment and other personal property of Trustor in the categories hereinabove set forth, under which Trustor is the lessee of, or entitled to use such items, and Trustor agrees to execute and deliver to Trustee or Beneficiary all such Project Documents, leases and agreements when requested by Trustee or Beneficiary. Trustor hereby covenants and agrees to well and punctually perform all covenants and obligations under such Project Documents, leases or agreements as it so chooses, but nothing herein shall obligate Trustee or Beneficiary to perform any obligations of Trustor under such Project Documents, leases or agreements unless Trustee or Beneficiary shall so choose; and

            (c) Trustor will, at its own cost without expense to Trustee or Beneficiary, do, execute, acknowledge and deliver all and every such further act, deed, conveyance, mortgage, assignment, notice of assignment, transfer and assurance as Trustee or Beneficiary shall from time to time reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Trustee and Beneficiary the property and rights hereby conveyed or assigned or intended now or thereafter so to be, or which Trustor may be or hereafter become bound to convey or assign to Beneficiary for the intention of facilitating the performance of the terms of this Deed of Trust or for the filing, registering, perfecting or recording of this Deed of Trust and any other Document and, on demand, Trustor will execute, deliver and file or record one or more financing statements, chattel mortgages or comparable security instruments more effectively evidencing the lien hereof upon the Personal Property.

     1.3    Business Existence.  Trustor shall do all things necessary to
            ------------------
preserve and keep in full force and effect its rights and privileges to do business and to conduct its business in the

State of Nevada, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Trustor.

     1.4    Payment of Taxes, Assessments, Insurance Premiums and Charges.
            -------------------------------------------------------------
Trustor shall pay, prior to delinquency, all insurance premiums that become due and payable on any insurance policies required to be maintained hereunder, all taxes, assessments, charges and levies imposed by any Governmental Agency which are or may become a lien affecting the Property or any part thereof, including without limitation assessments on any appurtenant water stock; except that Trustor shall not be required to pay and discharge any tax, assessment, charge or levy that is being actively contested in good faith by appropriate proceedings, as long as Trustor has established and maintains reserves adequate to pay any liabilities contested pursuant to this Section in accordance with generally accepted accounting principles and, by reason of nonpayment, none of the Mortgaged Property covered by the Documents or the lien or security interest of Beneficiary is in danger of being lost or forfeited.

     1.5    Maintenance and Repair.  The Trustor shall, at its sole cost and
            ----------------------
expense, keep the Mortgaged Property in good operating order, repair and condition and shall not commit or permit any waste thereof, which condition, during the course of any reconstruction of the Improvements, shall be subject to the normal constraints and effects of reconstruction. Trustor shall make all repairs, replacements, renewals, additions and improvements and complete and restore promptly and in good workmanlike manner any Improvements which may be damaged or destroyed there on, and pay when due all costs incurred therefor. Trustor shall not remove or demolish any of the Mortgaged Property conveyed hereby, nor demolish or materially alter the Mortgaged Property without the prior written consent of the Beneficiary. Trustor shall permit Trustee or Beneficiary or its agents the opportunity to inspect the Mortgaged Property, including the interior of any structures, at any reasonable times.

     1.6    Compliance with Laws.  The Trustor shall comply with all laws,
            --------------------
ordinances, regulations, covenants, conditions and restrictions affecting the Mortgaged Property or the operation thereof, and shall pay all fees or charges of any kind in connection therewith.

     1.7    Insurance.    The Trustor shall at all times maintain the following
            ---------
policies of insurance:

            (a) prior to completion of the Improvements, builder's "all risk" insurance ("completed value" form), including "course of construction" coverage, covering the Improvements and any Personal Property;

            (b) from and after completion of the Improvements, property "all risk" insurance covering the Improvements and any Personal Property;

            (c) commercial general liability insurance in favor of the Trustor (and naming the Beneficiary as an additional insured) in an aggregate amount not less than $2,000,000.00 (or such greater amount as may be specified by the Beneficiary from time to time) combined single limit; and

            (d) such other insurance as may be required by applicable Laws (including worker's compensation and employer's liability insurance) or as the Beneficiary may reasonably require from time to time (including "all risk" insurance with respect to any other improvements now or in the future located on the Real Property and comprehensive form boiler and machinery insurance, if applicable, rental loss insurance and business interruption insurance).

     The Trustor shall also cause the Contractor and each subcontractor to maintain a policy of commercial general liability insurance and, upon request by the Beneficiary, shall cause the Architect and any engineer engaged in connection with the Project to maintain a policy of professional liability insurance, in each case for such periods and in such amounts as the Beneficiary may reasonably require from time to time.

     Each policy of property insurance required by this Section shall be in an amount not less than the full replacement cost of the property covered by such policy, shall contain a "waiver of coinsurance" provision, a "full replacement cost" indorsement, shall insure each Unit against flood loss risk to the maximum available policy amount if the Land is located in a Flood Hazard Area, and shall name the Beneficiary as an "additional insured and/or loss payee." Each policy of commercial general liability insurance required by this Section shall cover personal injury, property liability and (where applicable) completed operations and such insurance shall be primary and non-contributing with any other insurance available to the Beneficiary. All insurance policies and certificates evidencing such policies shall be in form and substance and issued by insurers reasonably satisfactory to the Beneficiary, and shall contain such deductible and such endorsements as the Beneficiary may reasonably require. Upon request by the Beneficiary from time to time, the Trustor shall deliver to the Beneficiary originals or copies of all such insurance policies and certificates evidencing such policies.

     1.8    Casualty.  The Trustor will give the Beneficiary prompt notice of
            --------
damage to or destruction of any Improvements on the Property and in case of loss covered by policies of insurance the Beneficiary is hereby authorized to make proof of loss if not made promptly by the Trustor or any lessee. Any expenses incurred by the Beneficiary in the collection of insurance proceeds, together with interest thereof from date of any such expense at the per annum interest rate set forth in the Note shall be added to and become a part of the indebtedness secured hereby and all be reimbursed to the Beneficiary, together
with accrued interest thereon, immediately upon demand.   Upon the occurrence of
damage to or destruction of any Improvements, if Beneficiary shall so elect in its sole and unfettered discretion, the Beneficiary shall make the net proceeds of insurance available for repair, restoration and/or reconstruction under the conditions and in the manner specified in the next following paragraph. If Beneficiary shall otherwise determine, then such insurance proceeds shall be applied by the Beneficiary upon or in reduction of the indebted ness secured hereby then most remotely to be paid. If the Beneficiary shall require that the Improvements be repaired or rebuilt then the repair, restoration, replacement or rebuilding of the

Improvements shall be to a condition of at least equal value as prior to such damage or destructions.

     Insurance proceeds made available for restoration, repair, replacement or rebuilding of the Improvements shall be disbursed from time to time (provided no default exists in the Option Agreement, the Note or this Deed of Trust or any other Document at the time of each such disbursement), in the manner determined by Beneficiary. The Beneficiary may require that plans and specifications for the restoration, repair, replacement or rebuilding be submitted to and approved by the Beneficiary prior to the commencement of the work. Any surplus which may remain out of said insurance proceeds after payment of costs of building and restoration may, at the option of the Beneficiary, be applied either on account of the indebtedness secured hereby then most remotely to be paid or be paid to any person or persons entitled thereto. Application or release of proceeds under the provisions hereby shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. No interest shall be allowed on account of any such proceeds or any other funds held in the hands of the Beneficiary or the disbursing party hereunder.

     1.9    Condemnation.  The Trustor, immediately upon obtaining knowledge of
            ------------
the institution of any proceeding for the condemnation of the Mortgaged Property or any portion thereof, shall notify Beneficiary of the pendency thereof. The Trustor hereby assigns, transfers and sets over unto the Beneficiary all compensation, rights of action and the entire proceeds of any award, up to the maximum amount of all amounts then due and payable under the Note and the Documents, including, without limitation, all interest, costs, expenses and Advances, as that term is herein defined, and any claim for damages for any of the Mortgaged Property taken or damaged under the power of eminent domain or by condemnation or by sale in lieu thereof. Beneficiary may, at its option, commence, appear in and prosecute, in its own name, any action or proceeding, or make any compromise or settlement, in connection with such condemnation, taking under the power of eminent domain or sale in lieu thereof, and hereby appoints Beneficiary as its true and lawful attorney for such purposes, such power being coupled with an interest. After deducting therefrom all of its expenses, including attorneys fees, the Beneficiary may elect, in its sole discretion and notwithstanding the fact that the security given hereby may not be impaired by a partial condemnation, to apply any part or all of the proceeds of the award, in such order as Beneficiary may determine, upon or in reduction of the indebtedness secured hereby whether due or not. Any application of all or a portion of the proceeds of any such award to the indebtedness shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. Trustor agrees to execute such further assignments of any compensation, award, damages, right of action and proceeds as Beneficiary may require.

     1.10   Indemnification.  The Trustor shall appear in and defend any suit,
            ---------------
action or proceeding that might in any way, in the reasonable judgment of Beneficiary, affect the value of the Mortgaged Property, the title to the Mortgaged Property or the rights and powers of Trustee or Beneficiary. Trustor shall, at all times, indemnify, hold harmless and on demand reimburse Beneficiary for any and all loss, damage, expense or cost, including cost of evidence of title and attorneys fees, arising out of or incurred in connection with any such suit, action or proceeding, and the sum of such expenditures shall be secured by this Deed of Trust and shall accrue interest at the "Default Rate" as that term is defined in the Note and shall be due and payable on demand. Trustor shall pay costs of suit, cost of evidence of title and reasonable attorneys' fees in any proceeding or suit brought by Trustee or Beneficiary to foreclose this Deed of Trust.

     1.11   Sale of Premises or Additional Financing Not Permitted.  Trustor
            ------------------------------------------------------
specifically agrees that:

            (a) In order to induce Beneficiary to accept this Deed of Trust, Trustor agrees that if the Mortgaged Property or any part thereof or any interest therein, shall be sold, assigned, transferred, conveyed, pledged, mortgaged or encumbered with financing other than that secured hereby or otherwise alienated by Trustor whether voluntarily or involuntarily or by operation of law, except as shall be specifically hereinafter permitted or without the prior written consent of Beneficiary, then Beneficiary, at its option, may declare the Note secured hereby and all other obligations hereunder to be forthwith due and payable. Except as shall be otherwise specifically provided herein, any (a) change in the legal or equitable ownership of the Mortgaged Property whether or not of record, or (b) change in the form of entity or ownership (including the hypothecation or encumbrance thereof) of the stock or any other ownership interest in Trustor shall be deemed a transfer of an interest in the Mortgaged Property. In connection herewith, the financial stability and managerial and operational ability of Trustor is a substantial and material consideration to Beneficiary in its agreement to make the loan to Trustor secured hereby. The transfer of an interest in the Mortgaged Property may materially alter and reduce Beneficiary's security for the indebtedness secured hereby. Moreover, Beneficiary has agreed to make its loan based upon the presumed value of the Mortgaged Property and the Rents and Profits thereof. Therefore, it will be a diminution of Beneficiary's security if junior financing, except as shall be permitted by Beneficiary, or if other liens or encumbrances should attach to the Mortgaged Property.

            (b) Trustor may request Beneficiary to approve a sale or transfer of the Mortgaged Property to a party who would become the legal and equitable owner of the Mortgaged Property and would assume any and all obligations of Trustor under the Loan Documents (the "Purchaser"). Beneficiary shall not be obligated to consider or approve any such sale, transfer or assumption or request for the same. However, upon such request, Beneficiary may impose limiting conditions and requirements to its consent to an assumption.

            (c) In the event ownership of the Mortgaged Property, or any part thereof, becomes vested in a person or persons other than Trustor, the Beneficiary may deal with such successor or successors in interest with reference to the Note or this Deed of Trust in the same manner as with Trustor, without in any way releasing, discharging or otherwise affecting the liability of Trustor under the Note, this Deed of Trust or the other Loan Documents. No sale of Trustor's interest in the Mortgaged Property, no forbearance on the part of Beneficiary, no extension of the time for the payment of the Deed of Trust indebtedness or any change in the terms thereof consented to by Beneficiary shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of the Trustor herein, either in whole or in part. Any deed conveying the Mortgaged Property, or any part thereof, shall provide that the grantee thereunder assume all of Trustor's obligations under the Note, this Deed of Trust and all other Loan Documents. In the event such deed shall not contain such assumption, Beneficiary shall have all rights reserved to it hereunder in the event of a default or if Beneficiary shall not elect to exercise such rights and remedies, the grantee under such deed shall nevertheless be deemed to have assumed such obligations by acquiring the Mortgaged Property or such portion thereof subject to this Deed of Trust. Nothing contained in this section shall be construed to waive the restrictions against the transfer of the Mortgaged Property contained in Section 1.11(a).

     1.12   Transfer of Personal Property.  Trustor shall not voluntarily,
            -----------------------------
involuntarily or by operation of law sell, assign, transfer, hypothecate, pledge or otherwise dispose of the Personal Property or any interest therein and shall not otherwise do or permit anything to be done or occur that may impair the Personal property as security hereunder, except that so long as this Deed of Trust is not in default, Trustor shall be permitted to sell or otherwise dispose of the Personal Property when absolutely worn out, inadequate, unserviceable or unnecessary for use in the operation of the Property or in the conduct of the business of Trustor, upon replacing the same or substituting for the same other Personal Property at least equal in value to the initial value of that disposed of and in such a manner so that said Personal Property is sold in connection with the sale of the Property.

     1.13   Title to Replacements and Substitutions.  All right, title and
            ---------------------------------------
interest of Trustor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to the Personal Property, Improvements or the Mortgaged Property hereafter acquired by or released to Trustor or constructed, assembled or placed by Trustor on the Mortgaged Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further deed of trust, conveyance, assignment or other act by Trustor, shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect and in the same priority as the lien of this Deed of Trust shall have attached to the item so replaced or substituted immediately prior to such replacement of substitutions, as though now owned by Trustor and specifically described in the granting clause hereof, but at any and all times Trustor will execute and deliver to Trustee any and all such further assurances, deeds of trust, conveyances or assignments thereof as Trustee or Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Deed of Trust.

     1.14   Security Agreement.  This Deed of Trust shall be self-operative and
            ------------------
shall constitute a Security Agreement and a Construction Mortgage as those terms are defined in the Nevada Uniform Commercial Code with respect to all of those portions of the Mortgaged Property which constitute personal property or fixtures governed by the Nevada Commercial Code, provided, however, Trustor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor (such power coupled with an interest) to execute, deliver and, if appropriate, to file with agreement, financing statement or other instruments as Beneficiary may request or require in order to impose or perfect the lien or security interest hereof more specifically thereon. Notwithstanding the above, this Deed of Trust is intended to serve as a fixture filing pursuant to the terms of the Nevada Commercial Code. This filing is to be recorded in the real estate records in the county in which the Mortgaged Property is located. In that regard, the following information is provided:

     Name of Debtor:               Trustor

     Address of Debtor:            See Section 5.12

     Name of Secured Party:        Beneficiary

     Address of Secured Party:     See Section 5.12


     1.15   Management.  The Trustor agrees that the Beneficiary shall have and
            ----------
reserves the right to install professional management of the Mortgaged Property upon the occurrence of an Event of Default as defined herein. Such installation shall be at the sole discretion of the Beneficiary and nothing herein shall obligate the Beneficiary to exercise its right to install professional management. The cost of such management shall be borne by Trustor and shall be treated as an Advance under Section 1.16. Nothing contained herein shall limit Beneficiary's rights in equity to obtain a receiver for the Mortgaged Property.

     1.16   Advances.  If Trustor shall fail to perform any of the covenants
            --------
herein contained or contained in any other Loan Document, the Beneficiary may, but without obligation to do so, pay any and all amounts necessary to perform same or cause same to be performed on behalf of Trustor, and all sums so expended by Beneficiary for payment of any item whatsoever, including, but not by limiting the generality of the foregoing, payment of taxes,insurance premiums, lien claimants or assessments shall be secured by this Deed of Trust and each such payment shall be and all such payments shall be collectively referred to herein as an "Advance." The Trustor shall repay to Beneficiary on demand each and every Advance and the sum of each such Advance shall accrue interest at the Default Rate, as that term is defined in the Note, from the date of each Advance until repaid to Beneficiary. Nothing herein contained, including the payment of such amount or amounts by Beneficiary, shall prevent any such failure to perform on the part of Trustor from constituting an Event of Default as defined herein. Any such advance shall be deemed to be made under an obligation to do so.

     1.17   Time.  The Trustor agrees that time is of the essence hereof in
            ----
connection with all obligations of the Trustor herein, in the Note or any other Loan Documents.

     1.18   Estoppel Certificates.  The Trustor within ten (10) days after
            ---------------------
written request shall furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Deed of Trust, and stating either that no setoffs or defenses exist against the Deed of Trust debt, or, if such setoffs or defenses are alleged to exist, the nature thereof.

     1.19    Records.  The Trustor agrees to keep adequate books and records of
             -------
account in accordance with generally accepted accounting principles consistently applied and will permit the Beneficiary and Beneficiary's agents, accountants and attorneys, to visit and inspect the Mortgaged Property and examine its books and records of account in respect to the Mortgaged Property, and to discuss its affairs, finances and accounts with the Trustor, at such reasonable times as Beneficiary may request.

     1.20   Assignment of Rents and Profits.  Trustor does hereby assign to
            -------------------------------
Beneficiary all Rents and Profits as follows:

            (a) The Rents and Profits are hereby unconditionally assigned, transferred, conveyed and set over to Beneficiary to be applied by Beneficiary in payment of the principal and interest and all other sums payable on the Note, and all other sums payable under this Deed of Trust. Prior to the happening of any Event of Default as set forth in Article 2 hereof, Trustor shall have a license to collect and receive all Rents and Profits. If an Event of Default has occurred and is continuing, Trustor's right to collect and receive Rents and Profits shall cease and Beneficiary shall have the sole right, with or without taking possession of the Property, to collect all Rents and Profits, including those past due and unpaid. Any Rents and Profits received by Trustor after an Event of Default has occurred and is continuing shall be deemed to be received by Trustor in trust as trustee for Beneficiary and for the benefit of Beneficiary. Trustor shall be required to account to Beneficiary for any rents and profits not applied in accordance with the provisions of the Loan Documents. Nothing contained in this Section 1.20(a) or elsewhere in this Deed of Trust shall be construed to make Beneficiary a "mortgagee in possession" unless and until Beneficiary actually takes possession of the Mortgaged Property either in person or through an agent or receiver.

            (b) Trustor agrees to execute such other assignments of Rents and Profits applicable to the Mortgaged Property as the Beneficiary may from time to time request while this Deed of Trust and the debt secured hereby are outstanding. Trustor shall not (i) execute (except as noted above) an assignment of any of its right, title or interest in the Rents and Profits or any portion thereof, (ii) execute any lease of any portion of the Mortgaged Property which shall not be approved in advance by Beneficiary; or (iii) in any other manner impair the value of the Mortgaged Property or the security of the Beneficiary for the payment of the indebtedness.

            (c) Trustor covenants and agrees that it shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases of the Mortgaged Property now or hereafter existing, on the part of the lessor thereunder to be kept and performed.

            (d) Nothing herein shall obligate the Beneficiary to perform the duties of the Trustor as landlord or lessor under any such leases or tenancies.

            (e)  The Trustor shall furnish to the Beneficiary, within fifteen
(15) days after a request by the Beneficiary to do so, a written statement, certified as true and correct by the

Trustor, containing the names of all lessees or occupants of the Mortgaged Property, the terms of their respective leases or tenancies, the spaces occupied and the rentals paid.

     1.21   Compliance with Covenants.  Trustor warrants that it is not in
            -------------------------
violation of any covenant, condition or restriction regarding the ownership, use or occupancy of the Mortgaged Property and that the use of the Improvements, upon completion thereof, shall not constitute a violation of any such covenant, condition or restriction. If Trustor shall fail to perform any obligations set forth in such covenants, conditions or restrictions, the Beneficiary may, but without obligation to do so, pay any and all amounts necessary to perform same or cause same to be performed on behalf of Trustor, and all sums so expended by Beneficiary for any such payment or performance shall be secured by this Deed of Trust and shall be an Advance under the terms of this Deed of Trust. Trustor's failure to perform its obligations under any such declaration or mutual arrangement shall constitute an Event of Default.


                                   ARTICLE 2
                                    DEFAULT
                                    -------

     2.1    Events of Default.  The occurrence of any of the following events
            -----------------
shall be an Event of Default: (a) default in the payment or performance of any obligations secured hereby or contained herein; or (b) the occurrence of any "Event of Default," as defined below.

     The occurrence of any one or more of the following, whatever the reason therefor, shall constitute an "Event of Default" hereunder:

            (a) Trustor shall fail to pay, when due, any amount due pursuant to the Note; or

            (b) Trustor shall fail to perform or observe any term, covenant or agreement contained in the Note, this Deed of Trust on its part to be performed or observed, other than the failure to make a payment covered by subsection (a), and such failure shall continue uncured as of the earlier of thirty (30) calendar days after the occurrence of such failure or ten (10) calendar days after written notice of such failure is given by Beneficiary to Trustor (the cure period set forth in this subsection (b) shall not apply to any other Event of Default); or

            (c) any representation or warranty contained in any document made or delivered pursuant to or in connection with any of the Documents proves incorrect or to have been incorrect in any material respect when made; or

            (d) Trustor (which term shall include any entity comprising Trustor) is dissolved or liquidated, or otherwise ceases to exist, or all or substantially all of the assets of Trustor are sold or otherwise transferred without Beneficiary's written consent; or

            (e) Trustor is the subject of an order for relief by the bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or Trustor applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer ("Receiver"); or any Receiver is appointed without the application or consent of Trustor or, as the case may be, and the appointment continues undischarged or unstayed for thirty
(30) calendar days; or Trustor institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceedings relating to it or to all or any part of its property under the laws of any jurisdiction; or any similar proceeding is instituted without the consent of Trustor, as the case may be, and continues undismissed or unstayed for thirty
(30) calendar days; or any judgment, writ, attachment, execution or similar process is issued or levied against all or any part of the Property or Trustor, and is not released, vacated or fully bonded within thirty (30) calendar days after such issue or levy; or

            (f) there shall occur a material adverse change in the financial condition of Trustor from their respective financial conditions as of the date of this Note, as determined by Beneficiary in its reasonable discretion; or

            (g) any Document, at any time after its execution and delivery and for any reason other than the agreement of Beneficiary or the satisfaction in full of all indebtedness and obligations of Trustor under the Documents, ceases to be in full force and effect or is declared to be null and void by a court of competent jurisdiction; or Trustor or any trustee, officer, director, shareholder or partner of any entity comprising Trustor claims that any Document is ineffective or unenforceable, in whole or in part, or denies any or further liability or obligation under any Document, unless all indebtedness and obligations of Trustor thereunder have been fully paid and performed; or

            (h) an Event of Default shall occur under any other loan made by Beneficiary to Trustor.


                                   ARTICLE 3
                                   REMEDIES
                                   --------

     Upon the occurrence of any Event of Default, Trustee and Beneficiary shall have the following rights and remedies:

     3.1    Acceleration of Maturity.  Beneficiary may declare the entire
            ------------------------
principal of the Note then outstanding (if not then due and payable thereunder) and all other obligations of Trustor hereunder or under the Note, to be due and payable immediately, and, subject to applicable provisions of law, upon any such declaration the principal of the Note and accrued and unpaid interest, and all other amounts to be paid under the Note, this Deed of Trust or any other

Document shall become and be immediately due and payable, anything in the Note or in this Deed of Trust to the contrary notwithstanding.

     3.2    Default Interest.  Irrespective of whether Beneficiary exercises any
            ----------------
other right set forth in this Article 3, after the Maturity Date or any acceleration thereof, or upon any Event of Default, through and including the date such default is cured, the entire principal balance under the Note shall thereafter earn interest at the Default Rate, as defined in the Note.

     3.3    Operation of Mortgaged Property.  Beneficiary in person or by agent
            -------------------------------
may, without any obligation so to do, and without notice or demand upon, or consent from, Trustor and without releasing Trustor from any obligation hereunder; (i) make any payment or do any act which Trustor has failed to make or do; (ii) enter upon, take possession of, manage and operate the Mortgaged Property or any part thereof; (iii) make or enforce, or if the same be subject to modification or cancellation, modify or cancel leases upon such terms or conditions as Beneficiary deems proper; (iv) obtain and evict tenants, and fix or modify rents, make repairs and alterations and do any acts which Beneficiary deems proper to protect the security hereof; and (v) with or without taking possession, in its own name or in the name of Trustor, use for or otherwise collect and receive the Rents and Profits and all other benefits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine.

     3.4    Judicial Remedies.  Beneficiary may bring an action in any court of
            -----------------
competent jurisdiction to foreclose this Deed of Trust or to enforce any of the covenants and agreements hereof and to take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, this Deed of Trust or any other Document, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Beneficiary shall elect.

     3.5    Maintenance of Mortgaged Property.  Beneficiary may have a receiver
            ---------------------------------
appointed by a court of competent jurisdiction for the purpose of collecting rents and managing the Mortgaged Property, and Trustor hereby consents in advance to such appointment. The Trustee or Beneficiary personally, or by its agents or attorneys, or by the receiver appointed by the court, may enter into and upon all or any part of the Mortgaged Property, and each and every part thereof, and may exclude the Trustor, its agents and servants wholly therefrom, and having and holding the same, may use, operate, manage and control the Mortgaged Property and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers. Upon every such entry, any party occupying the Mortgaged Property in accordance with this
Article 3, at the expense of the Mortgaged Property or Trustor, may from time to time maintain and restore the Mortgaged Property or any part thereof either by purchase, repair or construction, and in the course of such purchase, repair or construction may make such changes in the Improvements as it may deem desirable and may insure the same. Likewise, from time to time, at the expense of the Mortgaged Property, the Trustee or Beneficiary or any such party may make all necessary or proper repairs, renewals and replacements of the Personal Property and such useful alterations, betterments and improvements thereto and thereon as to it may seem advisable. In every such case the Trustee or Beneficiary or any such party shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of the Trustor with respect thereto either in the name of the Trustor or otherwise, as it shall deem best, and shall be entitled to collect and receive the Rents and Profits of the Mortgaged Property and every part thereof and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation for the agents, clerks, servants and other employees by it properly engaged and employed, the Beneficiary shall apply the monies arising as aforesaid, in the order as is set forth in the Note.

     3.6    Rights of Secured Party.  Beneficiary shall have all of the remedies
            -----------------------
of a Secured Party under the Uniform Commercial Code of Nevada, including without limitation, the right and power to sell, or otherwise dispose of, the Personal Property, or any part thereof, and for that purpose may take immediate and exclusive possession of the Personal Property, or any part thereof, and with or without judicial process to the extent permitted by law, enter upon any premises on which the Personal Property or any part thereof, may be situated and remove the same therefrom without being deemed guilty of trespass and without liability for damages thereby occasioned, or at Beneficiary's option Trustor shall assemble the Personal Property and make it available to the Beneficiary at the place and the time designated in the demand. Beneficiary shall be entitled to hold, maintain, preserve and prepare the Personal Property for sale. Beneficiary, without removal of the Personal Property from the Mortgaged Property, may render the Personal Property inoperable and dispose of the Personal Property on the Mortgaged Property. To the extent permitted by law, Trustor expressly waives any notice of sale or other disposition of the Personal Property and any other right or remedy of Beneficiary existing after default hereunder, and to the extent any such notice is required and cannot be waived, Trustor agrees that as it relates to this Section 3.6 only, if such notice is mailed, postage prepaid, to the Trustor at the address set forth in Section 5.12 hereof at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

     3.7    Foreclosure.  All rights, powers and privileges granted to or
            -----------
conferred upon a beneficiary and trustee under a deed of trust in accordance with the laws of the State of Nevada are hereby adopted and incorporated into this Deed of Trust by this reference and in accordance with such rights, powers and privileges:

            (a) The Trustee may, and upon the written request of Beneficiary shall, with or without entry, personally or by its agents or attorneys insofar as applicable pursuant to and in accordance with the laws of Nevada:

                 (i) cause any or all of the Mortgaged Property to be sold under the power of sale granted by this Deed of Trust or any of the other Documents in any manner permitted by applicable law. For any sale under the power of sale granted by this Deed of Trust, Trustee or Beneficiary must record and give all notices required by law and then, upon the expiration of such time as is required by law, may sell the Mortgaged Property, and all estate, right, title, interest, claim and demand of Trustor therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property (and, to the extent permitted by applicable law, may elect to deem all of the Mortgaged Property to be real property for purposes thereof), and at such time or place and upon such terms as Trustee and Beneficiary may determine and shall execute and deliver to the purchaser or purchasers thereof a deed or deeds conveying the property sold, but without any covenant or warranty, express or implied, and the recitals in the deed or deeds of any facts affecting the regularity or validity of a sale will be conclusive against all persons. In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Deed of Trust shall continue as a lien and security interest on the remaining portion of the Mortgaged Property; or

                 (ii) institute proceedings for the complete or partial foreclosure of this Deed of Trust as a mortgage; and in this connection Trustor does hereby expressly waive to the extent permitted by law its right of redemption after a mortgage foreclosure sale; or

                 (iii) apply to any court of competent jurisdiction for the appointment of a receiver or receivers for the Mortgaged Property and of all the earnings, revenues, rents, issues, profits and income thereof, which appointment is hereby consented to by Trustor; or

                 (iv) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note or in this Deed of Trust, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Beneficiary shall select.

            (b) The Trustee may adjourn from time to time any sale by it made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or sales and, except as otherwise provided by any applicable provision of law, the Trustee without further notice or publication, may make such sale at the time and place to which the sale shall be so adjourned;

            (c) Upon the completion of any sale or sale made by the Trustee under or by virtue of this Section, the Trustee shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof to the extent permitted by law.
Any such sale or sales made under or by virtue of this Section whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Trustor and against any and all persons claiming or who may claim the same, or any part thereof from through or under the Trustor.

            (d) In the event of any sale made under or by virtue of this Section whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the entire principal of and interest on the Note and all accrued interest on the Note, and all other sums required to be paid by the Trustor pursuant to the Note and this Deed of Trust shall be due and payable, anything in the Note or in this Deed of Trust to the contrary notwithstanding.

            (e) The purchase money proceeds or avails of any sale made under or by virtue of this Section, together with any other sums which then may be held by the Trustee or Beneficiary under this Deed of Trust whether under the provisions of this Section or otherwise, shall be applied as required by Section
40.462 of the Nevada Revised Statutes.

            (f) Upon any sale made under or by virtue of this Section, whether made under the power of sale herein granted or granted in accordance with the laws of the state in which the Property is located or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Beneficiary may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of the Trustor secured by this Deed of Trust the net sales price after deducting therefrom the expenses of the sale and the cost of the action and any other sums which the Beneficiary is authorized to deduct under this Deed of Trust. The Beneficiary upon so acquiring the Mortgaged Property, or any part thereof shall be entitled to hold, lease, rent, operate, manage and sell the same in any manner provided by applicable laws.

     3.8    Sales of Lots.  In the event the Beneficiary shall institute
            -------------
judicial proceedings to foreclose the lien hereof, and shall be appointed as mortgagee-in-possession of the Mortgaged Property, the Beneficiary during such time as it shall be mortgagee-in-possession of the Mortgaged Property pursuant to an order or decree entered in such judicial proceedings, shall have, and the Trustor hereby gives and grants to the Beneficiary, the right, power and authority to sell any of the Lots for such prices and upon conditions and provisions as such mortgagee-in-possession may deem desirable. Trustor expressly acknowledges and agrees that while the Beneficiary is a mortgagee-in-possession of the Mortgaged Property pursuant to an order or decree entered in such judicial proceedings, such Beneficiary shall be deemed to be and shall be the attorney-in-fact of the Trustor for the purpose of selling the Lots for the prices and upon the terms, conditions and provisions deemed desirable to such Beneficiary and with like effect as if such sales of Lots had been made by the Trustor as the owner in fee simple of the Mortgaged Property free and clear of any conditions or limitations established by this Deed of Trust. The power and authority hereby given and granted by the Trustor to Beneficiary shall be deemed to be coupled with an interest and shall not be revocable by Trustor.

     3.9    Action by Beneficiary or Agent.  Subject to and in accordance with
            ------------------------------
applicable law, any of the actions referred to in this Article may be taken by Beneficiary, either in person or by agent, with or without bringing any action or proceeding, or by receiver appointed by a court, and any such action may also be taken irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness hereby secured.

     3.10   Marshalling of Assets.  To the extent allowed by applicable law,
            ---------------------
Trustor on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights to require a marshalling of assets by Trustee or Beneficiary or to require Trustee or Beneficiary to first resort to the sale of any portion of the Mortgaged Property which might have been retained by Trustor before foreclosing upon and selling any other portion as may be conveyed by Trustor subject to this Deed of Trust.

     3.11   Occupancy by Trustor.  In the event of a trustee's sale hereunder,
            --------------------
if at the time of such sale Trustor occupies the portion of the Mortgaged Property so sold or any part thereof, Trustor shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the tenant or any such purchaser, at a reasonable rental per day based upon the value of the portion of the Mortgaged Property so occupied, such rental to be due and payable daily to the purchaser. An action of unlawful detainer shall lie if the tenant holds over after a demand in writing from the purchaser for possession of such Mortgaged Property.

     3.12   Non-Waiver of Default.  The entering upon and taking possession of
            ---------------------
the Mortgaged Property, the collection of any Rents or Profits or other benefits and the application thereof, as aforesaid, shall not cure or waive any default theretofore or thereafter occurring or affect any notice of default hereunder or invalidate any act done pursuant to such notice; and, notwithstanding continuance in possession of the Mortgaged Property, or any part thereof by Beneficiary, Trustee or a receiver and the collection, receipt and application of Rents and Profits or other benefits, Beneficiary shall be entitled to exercise every right provided for in this Deed of Trust or by law upon or after the occurrence of a default, including the right to exercise the power of the sale.

     3.13   Remedies Cumulative.  No remedy herein conferred upon or reserved to
            -------------------
Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or

Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the performance of the obligations secured hereby, to the extent permitted by law, the holder of the Note, at its sole option, and without limiting or affecting any of the rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights it may have in connection with such other security or in such order as it may determine. Nothing in this Deed of Trust or in the Note shall affect the obligation of Trustor to pay the principal of, and interest on, the Note in the manner and at the time and place therein respectively expressed.

                                   ARTICLE 4
                                    TRUSTEE
                                    -------

     4.1    Acceptance of Trust, Notice of Indemnification.  Trustee accepts
            ----------------------------------------------
this trust when this Deed of Trust, duly executed and acknowledged, becomes a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall not be obligated to perform any act of it hereunder unless the performance of such act is requested in writing in the manner required by law and Trustee is reasonably indemnified against loss, cost, liability and expense.

     4.2    Substitution of Trustee.  From time to time with or without cause
            -----------------------
for whatever reason, by a writing signed and acknowledged by Beneficiary and filed for record in the Office of the Recorder of the County in which the Mortgaged Property is situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor and such writing shall refer to this Deed of Trust and set forth the date, book and page of its recordation. The recordation of such instrument of substitution shall discharge trustee herein named and shall appoint the new trustee as the Trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to this paragraph shall be conclusive proof of the proper substitution of such new trustee.

     4.3    Trustee's Powers.  At any time, or from time to time, without
            ----------------
liability therefor and without notice, upon written request of Beneficiary and presentation of the Note secured hereby, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of said Mortgaged Property, Trustee may (i) reconvey any part of said Mortgaged Property, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

     4.4    Reconveyance of Trust.  Upon written request of Beneficiary stating
            ---------------------
that all sums secured hereby have been paid and upon surrender to Trustee of this Deed of Trust and the Note or notes secured hereby for cancellation and retention and payment of its fees, Trustee shall reconvey, without warranty, the Mortgaged Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     4.5    Indemnification of Trustee.  Trustee may rely on any document
            --------------------------
believed by him in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon. Trustor shall indemnify Trustee against all liability and expenses which he may incur in the performance of his duties hereunder, except for its own negligence.

                                   ARTICLE 5
                                 MISCELLANEOUS
                                 -------------

     5.1    Non-Waiver.  By accepting payment of any sum secured hereby after
            ----------
 its due date or late performance of any indebtedness secured hereby, Beneficiary shall not waive its right against any person obligated directly or indirectly hereunder or on any indebtedness hereby secured, either to require prompt payment when due of all other sums so secured or to declare a default for failure to make payment except as to such payment accepted by Beneficiary. No exercise of any right or remedy by Trustee or Beneficiary hereunder shall constitute a waiver of any other right or remedy herein contained or provided by law.

     No delay or omission of the Trustee or Beneficiary in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

     Receipts of rents, awards, and any other monies or evidences thereof, pursuant to the provisions of this Deed of Trust and any disposition of the same by Trustee or Beneficiary shall not constitute a waiver of the power of sale or right of foreclosure by Trustee or Beneficiary in the event of a default or failure of performance by Trustor of any covenant or agreement contained herein or the Note secured hereby.

     5.2    Right to Release.  Without affecting the liability of any other
            ----------------
person for the payment of any indebtedness herein mentioned (including Trustor should it convey said Mortgaged Property) and without affecting the lien or priority hereof upon any property not released, Beneficiary may, without notice, release any person so liable, extend the maturity or modify the terms of any such obligation, or grant other indulgences, release or reconvey or cause to be released or reconveyed at any time all or any part of the Mortgaged Property, take or release any other security or make compositions or other arrangements with debtors. Beneficiary may also accept additional security, either concurrently herewith or hereafter, and sell same or otherwise realize thereon either before, concurrently with, or after sale hereunder.

     5.3    Protection of Security.  Should Trustor fail to make any payment
            ----------------------
or to perform any covenant as herein provided, Beneficiary (but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof) may: (i) make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof, Beneficiary being authorized to enter upon the Mortgaged Property for such purposes; (ii) commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary; and/or (iii) pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment of Beneficiary is prior or superior hereto and, in exercising any such power, incur any liability and expend whatever amounts in its absolute discretion it may deem necessary therefor, including cost of evidence of title and reasonable attorneys' fee. Any expenditures in connection herewith shall be deemed an Advance and shall constitute part of the indebtedness secured by this Deed of Trust.

     5.4    Rules of Construction.  When the identity of the parties hereto or
            ---------------------
other circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The headings of each article, section or paragraph are for information and convenience only and do not limit or construe the contents of any provision hereof.

     5.5    Severability.  If any term of this Deed of Trust or the application
            ------------
thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Deed of Trust, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Deed of Trust shall be valid and enforceable to the fullest extent.

     5.6    Successors in Interest.  This Deed of Trust applies to, inures to
            ----------------------
 the benefit of, and is binding not only on the parties hereto, but on their heirs, executors, administrators, successors and assigns. All obligations of Trustor hereunder are joint and several. The term "Beneficiary" shall mean the holder and owner, including pledges, of the Note secured hereby, whether or not named as Beneficiary herein and any owner or holder of the beneficial interest under this Deed of Trust.

     5.7    Governing Law.  This Deed of Trust shall be construed according to
            -------------
and governed by the laws of the State of Nevada.

     5.8    Modifications.  This Deed of Trust may not be amended, modified or
            -------------
changed nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

     5.9    No Merger.  If both the Lessor's and Lessee's estates under any
            ---------
lease or any portion thereof which constitutes a part of the Mortgaged Property shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger, and, in such event, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Mortgaged Property pursuant to the provisions hereof, any leases or subleases then existing shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall have given written notice thereof to such tenant or subtenant.

     5.10   Attorneys' Fees.  If Beneficiary incurs any costs or expenses,
            ---------------
including attorneys' fees, for any of the following relating to this Deed of Trust (or any other instrument evidencing or securing the Note): (a) the interpretation, performance or enforcement thereof; (b) the enforcement of any statute, regulation or judicial decision; (c) any collection effort; or (d) any suit or action for the interpretation, performance or enforcement thereof is commenced or defended, or, if any other judicial or nonjudicial proceeding is instituted by Beneficiary or any other person, and an attorney is employed by Beneficiary to appear in any such action or proceeding, or to reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Beneficiary's interest in this Deed of Trust or any other security for the Note, including but not limited to proceedings under federal bankruptcy law, in eminent domain, under the probate code, or in connection with any state or federal tax lien, then Trustor agrees to pay the reasonable attorneys' fees ("reasonable" being the usual hourly billing rates charged by Beneficiary's attorneys) and costs thereof, regardless of whether suit or action is commenced or defended as to (a), (b), and (c). Such fees and costs shall be added to the principal of the Note and shall bear interest at the Default Rate. The foregoing notwithstanding, in any action commenced by Trustor or Beneficiary against the other to enforce the provisions of this Deed of Trust or any other instrument evidencing or securing the Note, the prevailing party of such action shall be entitled to recover its reasonable attorneys' fees (as set forth above) from the non-prevailing party and the non-prevailing party shall not be entitled to recover its attorneys' fees.

     5.11   Conflict.  If the term of any other Document, except the Note, shall
            --------
be in conflict with this Deed of Trust, then this Deed of Trust shall govern to the extent of the conflict. If the term of this Deed of Trust shall be in conflict with the Note, the Note will then govern to the extent of the conflict.

     5.12   Notices.  All notices to be given pursuant to this Deed of Trust
            -------
shall be sufficient if given by personal service, by guaranteed overnight delivery service, by telex, telecopy or telegram or by being mailed postage prepaid, certified or registered mail, return receipt requested, to the described addresses of the parties hereto as set forth below, or to such other address as a party may request in writing. Any time period provided in the giving of any notice hereunder shall commence upon the date of personal service, the date after delivery to the guaranteed overnight delivery service, the date of sending the telex, telecopy or telegram or two (2) days after mailing certified or registered mail.

TRUSTOR'S ADDRESS:       Inco Homes Corporation
                         1282 West Arrow Highway
                         Upland, CA 91786
                         Attn:  Ira Norris

BENEFICIARY'S
ADDRESS:                 c/o MET Partners, LLC
                         3900 Paradise Road, Suite 263
                         Las Vegas, Nevada 89109

WITH DUPLICATE
NOTICE TO:               Goold, Patterson, DeVore & Rondeau
                         4496 South Pecos Road
                         Las Vegas, Nevada  89121
                         Attn: Thomas J. DeVore, Esq.


     5.13   Request for Notice of Default.  Trustor requests that a true and
            -----------------------------
correct copy of any notice of default and any notice of sale be sent to Trustor at the address set forth in Section 5.12 hereof.

     5.14   Late Charges.  As set forth and defined in the Note, there shall be
            ------------
due to Beneficiary a Late Charge of five percent (5%) of the amount of any payment which is received by Beneficiary so as to incur a Late Charge, and all such Late Charges are secured hereby.

     5.15   Non-Assumption.  Notice is hereby given that Trustor's obligations
            --------------
under this Deed of Trust may not be assumed except as permitted by Section 1.11 hereof. Any transfer of Trustor's interest in the Mortgaged Property or any attempted assumption of Trustor's obligations under the Deed of Trust not so approved shall constitute a default hereunder and shall permit Beneficiary to accelerate the Maturity Date of the Note. Reference to applicable sections of the Documents must be made for the full text of such provisions.

     5.16   Review of Covenants, Conditions and Restrictions.  No covenant,
            ------------------------------------------------
condition or restriction or any rule or regulation or any other document or agreement, however, denominated, which shall purport to apply to the ownership, operation, maintenance or governance of the Mortgaged Property or any part thereof, nor any article of incorporation bylaw or any other document or agreement, however denominated, which shall purport to establish an organization for the operation, maintenance of governance of the Mortgaged Property or any part thereof, shall be approved, executed and/or recorded without the express prior written consent of Beneficiary.

     5.17   Partial Release of Lots.  Provided no Event of Default, or event
            -----------------------
which with the giving of notice and passage of time would become an Event of Default, has occurred and is continuing, Beneficiary shall release individual Lots from the lien and operation of this Deed of Trust upon the satisfaction, in a manner acceptable to Beneficiary, of the following conditions:

     (a) The payment to Beneficiary of the Base Release Price for the Lot to be released,as set forth on Exhibit "B" attached hereto, together with the interest accrued on that Base Release Price pursuant to the Note;

     (b) The payment to Beneficiary of all other amounts due Beneficiary pursuant to Section 3.4 of the Option Agreement; and

     (c) Trustor pays all reconveyance fees and all other fees (including attorneys' fees) and costs incurred by Beneficiary in processing the partial release.

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be signed as of the date first above written.


                                        "TRUSTOR":

                                        Inco Homes Corporation, a California
                                        corporation


                                        By:__________________________________
                                             Ira Norris,
                                             President

STATE OF ______________ )
                        )ss.
COUNTY OF _____________ )

     On ________________________________, 1997, before me,_____________________, a Notary Public, personally appeared Ira Norris, personally known to me (or
                                     ----------
proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and by his/her signature on the instrument the person, or entity on behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        _____________________________
                                        Notary Public

(SEAL)                                  (My Commission Expires:______)

                                  EXHIBIT "A"

                         DESCRIPTION OF REAL PROPERTY
                         ----------------------------

                                  EXHIBIT "B"

                              BASE RELEASE PRICES
                              -------------------


LOT                                                PRICE
---                                                -----